                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

     Preliminary Proxy Statement      [ ]       Confidential, for Use of the
     Definitive Proxy Statement       [X]       Commission only (as permitted by
     Definitive Additional Materials  [ ]       Rule 14a-6(e)(2))
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12  [ ]

                            CYTATION.COM INCORPORATED
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)      Amount previously paid:

         2)      Form, Schedule or Registration Statement no.:

         3)      Filing Party:

         4)      Date Filed:

                           CYTATION.COM INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON NOVEMBER 11, 1999

         Cytation.com Incorporated ("Cytation") hereby gives notice that it will hold its annual meeting of stockholders at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, 16th Floor, Conference Room 16M, Boston, Massachusetts 02109 on Thursday, November 11, 1999, beginning at 10:00 a.m., local time, for the following purposes:

         1. To elect 4 Directors;

         2. To consider and vote upon a proposal to adopt a 1999 Stock Option Plan;

         3. To consider and vote upon a proposed Plan of Reincorporation that would:

                   o change the Company's state of incorporation from New York to Delaware,

                   o change its name from Cytation.com Incorporated to CollegeLink.com Incorporated, and

                   o classify the Board of Directors (collectively, the "Plan of Reincorporation").

         4. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on October 22, 1999 as the record date for the determination of the stockholders of Cytation entitled to receive notice of the annual meeting and to vote at the meeting. Only stockholders of record on that date are entitled to receive notice of the annual meeting and to vote at the meeting or any adjournment thereof.

                                    By order of the Board of Directors,


                                    KEVIN J. HIGH
                                    President

November 1, 1999
Newport, Rhode Island

                             YOUR VOTE IS IMPORTANT

                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY,
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                            CYTATION.COM INCORPORATED
                                55 HAMMARLUND WAY
                           NEWPORT, RHODE ISLAND 02842
                                 (401) 845-8800

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON NOVEMBER 11, 1999

         This proxy statement relates to the 1999 annual meeting of stockholders of Cytation.com Incorporated. The annual meeting will take place as follows:

                           Date:   November 11, 1999
                           Time:   10:00 a.m.
                           Place:  Foley, Hoag & Eliot LLP
                                   Conference Room 16M
                                   16th Floor
                                   One Post Office Square
                                   Boston, MA 02109

         The Board of Directors of Cytation is soliciting proxies for the annual meeting and adjournments of the annual meeting. If a stockholder returns a properly executed proxy, the shares represented by the proxy will be voted in accordance with the stockholder's directions. If a stockholder does not specify a vote on any proposal, the shares covered by his or her proxy will be voted on that proposal as management recommends. Cytation encourages its stockholders to vote on all proposals.

         Cytation is mailing this proxy statement and the enclosed form of proxy to stockholders on or about November 1, 1999.

PURPOSE OF THE ANNUAL MEETING

         At the annual meeting, we will submit four proposals to the stockholders:

         Proposal 1:       To elect 4 Directors;

         Proposal 2:       To adopt a 1999 Stock Option Plan; and

         Proposal 3:       To change the Company's state of incorporation
                           from New York to Delaware, change its name from Cytation.com Incorporated to CollegeLink.com
                           Incorporated, and classify the Board of Directors
                           (collectively, the "Plan of Reincorporation").

         Currently, we do not intend to submit any other proposals to the stockholders at the annual meeting. The Board of Directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may be properly presented for action at the annual meeting. If any other business comes before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

RECORD DATE

         Our Board of Directors has fixed the close of business on Friday, October 22, 1999 as the record date for the annual meeting. Only stockholders of record on that date are entitled to receive notice of the meeting and to vote at the meeting or any adjournment of the meeting. At the close of business on October 22, 1999, there were issued and outstanding 9,846,340 shares of Cytation's common stock, which are entitled to cast 9,846,340 votes, and 890,000 shares of Series A Convertible Preferred Stock, which were entitled to cast 890,000 votes. (The Series A Convertible Preferred Stock and Cytation's common stock are together called "voting stock" here.) At the close of business on October 22, 1999, there were also issued and outstanding 279,771 shares of Cytation's Series B Convertible Preferred Stock, which are entitled to cast 279,771 votes with regard to Proposal 3, and 1,000,000 shares of Series C Convertible Preferred Stock, which were entitled to cast 1,000,000 votes with regard to Proposal 3.

QUORUM

         Our by-laws provide that a quorum at the annual meeting will be a majority in interest of all stock issued, outstanding and entitled to vote at the meeting. We will treat shares of voting stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining the existence of a quorum at the meeting. In general, we will count votes withheld from any nominee for election as Director, abstentions and broker "non-votes" as present or represented for purposes of determining the existence of a quorum. A broker "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to that proposal.

TABULATION OF VOTES

         Proposal 1. The election of the Directors will require the affirmative vote of a majority of the shares of voting stock properly cast on the proposal. Abstentions, votes withheld from Director-nominees, and broker non-votes will not count as votes cast for or against the election of the Director-nominee and accordingly will not affect the outcome of the vote.

         Proposal 2. To adopt a 1999 Stock Option Plan will require the affirmative vote of a majority of the shares of voting stock properly cast on the proposal. Abstentions and broker non-votes will not count as votes cast for or against the proposal and accordingly will not affect the outcome of the vote.

         Proposal 3. To approve the proposed Plan of Reincorporation will require the affirmative vote of two-thirds of the shares of voting stock (including Series A shares) and a majority of the shares of Series A, Series B and Series C stock, voting separately by class, properly cast on the proposal. Abstentions and broker non-votes will not count as votes cast for or against the proposal and accordingly will not affect the outcome of the vote.

         American Securities Transfer & Trust, our transfer agent, will tabulate votes at the annual meeting. The transfer agent will tabulate the vote on each matter submitted to stockholders separately.

REVOCATION OF PROXIES

         A stockholder who has executed a proxy may revoke the proxy at any time before it is exercised as the annual meeting in three ways: (a) by giving written notice of revocation to the Secretary of Cytation at our headquarters, 55 Hammarlund Way, Newport, Rhode Island 02842; (b) by signing and returning a later dated proxy; or (c) by attending the annual meeting and informing the Secretary of Cytation in writing that he or she wishes to vote in person. Mere attendance at the annual meeting will not in and of itself revoke the proxy. Accordingly, stockholders who have executed and returned proxies in advance of the annual meeting may change their votes at any time before or at the annual meeting.

SOLICITATION OF PROXIES

         We will pay our own costs of soliciting proxies. We will reimburse brokers, banks, fiduciaries, nominees and others for the out-of-pocket expenses and other reasonable clerical expenses they incur in forwarding proxy materials to beneficial owners of voting stock held in their names. Certain of our Directors, officers and employees may solicit proxies, without additional remuneration, by telephone, facsimile, electronic mail, telegraph and in person. We expect that the expenses of this special solicitation will be nominal. At present, we do not expect to pay any compensation to any person for the solicitation of proxies, although we may engage a third-party proxy solicitation firm in connection with the annual meeting.

DISSENTER'S RIGHTS OF APPRAISAL

         Under New York law, holders of our voting stock are not entitled to dissent from any of the proposals to be presented at the annual meeting or to demand appraisal of their shares as a result of the approval of any of those proposals.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         AN AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS NECESSARY TO ELECT THE DIRECTORS. Proxies will be voted as indicated on a returned proxy card. If there are no voting instructions then the proxy holders will vote the proxies received by them FOR the nominees named below.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED BELOW TO SERVE AS OUR DIRECTORS UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

                                    NOMINEES

         The Board of Directors has set the number of Board members at six for the upcoming year. Each Director is elected to hold office until the next annual meeting or until their respective successors are elected and qualified. The Board of Directors has nominated four of the current members of the Board for re-election. They are: Richard A. Fisher, Kevin J. High, Jai N. Gupta and Mark Rogers. The biographical information of these nominees for Director is set forth below. If for any reason any of such nominees should become unavailable for election, the persons named in the proxy may vote the proxy for the election of a substitute. However, each nominee has consented to serve as a Director if elected, and the Board of Directors has no reason to believe that any of the nominees will become unavailable for election. The holder of our Series C Convertible Preferred Stock has the right to appoint one Director, but has not yet appointed anyone.

                        DIRECTORS AND EXECUTIVE OFFICERS

    Our current Directors are as follows:

       NAME                 AGE*                     POSITION
-----------------           ----       -----------------------------------------

Richard A. Fisher            53        Chairman of the Board and General Counsel

Kevin J. High                34        President and Director

Jai N. Gupta                 52        Director

Mark Rogers                  39        Director

Michael W. Bryant            54        Director

*As of October 22, 1999.

        RICHARD A. FISHER, CHAIRMAN AND GENERAL COUNSEL. Mr. Fisher has been Chairman of our Board of Directors and our General Counsel since February 1999. Mr. Fisher was a co-founder of our predecessor, where he served as Chairman of the Board and General Counsel from August 1996 to February 1999. From January 1996 to August 1996 and at various times thereafter, Mr. Fisher provided legal and other consulting services to a number of start up and early stage companies. From July 1987 through September 1994, Mr. Fisher was Chairman, Chief Executive Officer and General Counsel of, and from October 1994 to December 1995, a consultant to, Quadrax Corporation, which he co-founded to engage in the manufacture and sale of advanced composite materials. Mr. Fisher also has been a tax and corporate partner in the Boston, Massachusetts law firm of Foley, Hoag and Eliot, which is our legal counsel, and Assistant to the Chief Counsel of the Internal Revenue Service in Washington, DC.

Mr. Fisher holds a BA in Economics from Northwestern University (1968) and a Juris Doctor from the University of Virginia School of Law (1971).

        KEVIN J. HIGH, PRESIDENT AND DIRECTOR. Mr. High has been one of our Directors and our President since February 1999. Mr. High was a co-founder of our predecessor, where he served as Vice President from April 1996 to December 1996 and from December 1996 to February 1999 as Chief Executive Officer. From April 1991 to April 1996, Mr. High served as Branch Manager of the Middletown, Rhode Island office of the Corporate Securities Group, Inc., a national brokerage firm with about 800 securities brokers in about 80 offices throughout the United States. Mr. High served as a vice president of Shearson Lehman Brothers, a national brokerage firm, from August 1989 to April 1991.

        JAI N. GUPTA, DIRECTOR. Dr. Gupta has been one of our Directors since February 1999 and served as a director of our predecessor from June 1998 to February 1999. Dr. Gupta is the founder and president of EER Systems Inc., a Washington, D.C. based aerospace firm which is a principal shareholder of the Company. EER Systems, founded in 1979, offers a broad range of systems design, development and integration capabilities, specializing in aerospace flight, information and training systems. Dr. Gupta holds a BS in Electrical Engineering from the Indian Institute of Technology, New Delhi, India; an MS in Electrical Engineering from the Queen's University, Ontario, Canada (1970); a Ph.D. degree in Electrical Engineering from Purdue University (1974); and a Masters of Science in Administration degree from George Washington University (1978).

        MARK ROGERS, DIRECTOR. Mr. Rogers has been one of our Directors since February 1999 and served as a director of our predecessor from April 1998 to February 1999. Since 1989, Mr. Rogers has been a principal in NFT Ventures, including acting as interim CEO and CFO as well as managing the venture capital fund. Mr. Rogers serves as an advisor to several computer software companies in California, Utah and Texas and is a director of several other high-tech companies. Mr. Rogers holds a BBA from Pace University (1981).

        MICHAEL W. BRYANT, DIRECTOR. Mr. Bryant has been one of our Directors since February 1999 and served as a director of our predecessor from June 1998 to February 1999. Mr. Bryant is the Director of Corporate Affairs for EER Systems Inc. He has more than twenty-five years of experience in personnel and training systems. Mr. Bryant also leads the EER consulting team supporting the White House and Department of Defense Advanced Distributive Learning Initiative. Prior to joining EER Systems in 1986, he served in personnel and training policy positions in the Office of the Secretary of Defense. He also served as a director of the Defense Training and Performance Data Center and is the founder and chairman of the Defense Manpower Roundtable, a seminar group of current and former senior administration and "think-tank" officials from the personnel policy arena. Mr. Bryant holds a BS in Mathematics from Siena College (1965) and an MBA in Operations Research from Tulane University (1972.

        The holder of our Series C Convertible Preferred Stock has the right to appoint one Director but has not yet appointed anyone.

         Our management consists of the following personnel, in addition to those Directors named above who are also officers:

       NAME                 AGE*                     POSITION
-----------------           ----       -----------------------------------------

Edward F. Hayes              52        Chief Financial Officer

Thomas J. Burgess            34        Senior Vice President and President,
                                       CollegeLink.com Incorporated

Anne Marie Gleason.          43        Vice President and Vice President,
                                       College Relations, CollegeLink.com
                                       Incorporated

William Fink                 42        Vice President-- Network Operations

Gerald A. Paxton             56        Senior Advisor
*As of October 22, 1999.

        EDWARD F. HAYES, CHIEF FINANCIAL OFFICER. Mr. Hayes has served as our Chief Financial Officer since April 1999. Prior to joining us, from May 1996 to February 1999, he served as Chief Financial Officer and Engineering Group Manager for Northeast Engineers & Consultants, Inc., a civil engineering firm. From October 1987 to May 1996, Mr. Hayes was President and co-founder of Advantage Business Computers, Inc., which provided computer programming and consulting services, network installation, and training for commercial and individual clients. He also served twenty-two years in the United States Navy in fiscal and inventory management and submarine and industrial support positions. Mr. Hayes has taught for Pennsylvania State University, Chapman College, New Hampshire College, Salve Regina University, and the US Naval War College in multiple business and mathematics disciplines. Mr. Hayes holds a BA in Mathematics from Holy Cross College (1968), an MS in Computer Systems Management from George Washington University (1974), an MBA from Rensselaer Polytechnic Institute (1975), and an MA in National Defense Studies from the US Naval War College (1985).

        THOMAS J. BURGESS, SENIOR VICE PRESIDENT AND PRESIDENT, COLLEGELINK.COM INCORPORATED. Mr. Burgess has served as President of our wholly owned subsidiary, CollegeLink.com Incorporated since August 1999. From January 1999 through August 1999, Mr. Burgess was President of ECI, Inc., CollegeLink.com's predecessor. From February 1998 through January 1999, he served as CEO of 9th Square, Inc., an Internet e-commerce and advertising software company. From January 1995 to June 1997, Mr. Burgess served as Chief Executive Officer of echoMEDIA, Inc., an Internet advertising technology business which, in December of 1997, merged with Softbank Interactive Marketing. He also served as a consultant to echoMEDIA from July 1997 to February 1998. Mr. Burgess has a BA from Providence College (1987).

        ANNE MARIE GLEASON, VICE PRESIDENT AND VICE PRESIDENT, COLLEGE RELATIONS, COLLEGELINK.COM INCORPORATED. Ms. Gleason has served as our Vice President, College Relations since June 1999. Ms. Gleason served as Vice President of Marketing of our predecessor from November 1997 to June 1999. From April 1988 to November 1997, Ms. Gleason was Area Manager -- New England for a supplier of technical adhesive machinery. Ms. Gleason has also held senior sales and marketing positions with Augat, Inc. and Anaconda Industries. Ms. Gleason holds a BS in Business Management from Providence College (1977).

        WILLIAM FINK, VICE PRESIDENT - NETWORK OPERATIONS. Mr. Fink has served as our Vice President of Network Operations since February 1999. From November 1998 to February, 1999, Mr. Fink served as a consultant for the United States Navy Information Technology Department. Mr. Fink is a co-founder of our predecessor and served as its Chief Technical Officer from April 1996 through June 1998. Mr. Fink was in the United States Navy between 1976 and 1996. During his last five years in the Navy, Mr. Fink was the sole network administrator responsible for the system design, installations, administration and technical support of a multi-location, 250 user, wide area/local area Novell Network. Mr. Fink holds an AS in General Studies from City University, Seattle, Washington
(1992).

Mr. Fink is a college instructor of PC networking (PCLAN), advanced MS-DOS, MS Windows and Windows 95 operating system platforms. Mr. Fink also teaches "Connecting Businesses to the Internet" for International Learning Tree International, Inc.

        GERALD A. PAXTON, SENIOR ADVISOR. Mr. Paxton has served as our Senior Advisor since August 1999. Mr Paxton was the founder of our predecessor and served as its Chief Executive Officer from 1991 until our acquisition of ECI, Inc. in August 1999. Prior to founding ECI, Mr. Paxton spent twenty years in various sales and marketing capacities at Digital Equipment Corp. ("DEC"), where he progressed to become Vice President of United States Sales Operations. He also served as Vice President of Industry Marketing for DEC with worldwide responsibility for manufacturing, healthcare and education industries. Mr. Paxton holds a BS in Engineering from the Case Institute of Technology (1965) and is a graduate of the Management Development Program at Harvard Business School (1980).

         Our Board of Directors consists of a single class of Directors. Except for one Director to be appointed by the holder of our Series C Preferred Stock, each Director is elected each year at the annual meeting of stockholders to hold office for a term of one year and until his successor has been duly elected and qualified. The number of Directors has been fixed at five, and there are currently no vacancies on the Board of Directors, but all of the Directors' terms will expire at the annual meeting.

         Our executive officers are appointed by and serve at the discretion of the Board of Directors. There are no family relationships among any of our executive officers or Directors.

BOARD COMMITTEES

         We established an audit committee and a compensation committee in May 1999. The audit committee consists of Jai Gupta and Mark Rogers. The audit committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent accountants. The compensation committee consists of Michael Bryant and Mark Rogers. The compensation committee reviews and recommends to the Board of Directors the compensation and benefits of all our officers and Directors, including stock compensation and loans, and establishes and reviews general policies relating to the compensation and benefits of our employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Prior to establishing the compensation committee, the Board of Directors as a whole performed the functions delegated to the compensation committee. No member of the Board of Directors or the compensation committee serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

MEETINGS OF THE BOARD

         Since our merger with Stylex Homes, Inc. on March 5, 1999, the Board of Directors met one time and acted by unanimous written consent seven times. No incumbent Director attended fewer than 75% of the total number of meetings held by the Board and committees of the Board on which he served.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

         Outside Directors who are not principals of shareholders which own more than 10% of our common stock receive an annual option to purchase 10,000 shares of our common stock. The price is determined as the closing bid price of the stock on the date of our annual meeting. Further, each Director entitled to a grant of options receives annual compensation of $1,000. All Directors receive reimbursement for out-of-pocket expenses incurred in attending meetings of the Board.

EXECUTIVE COMPENSATION SUMMARY

         The following table sets forth the total compensation paid or accrued for our chief executive officer and our four other most highly compensated executive officers who were employed by us at June 30, 1999, excluding officers paid less than $100,000 annually (collectively, the "Named Executive Officers").

                                        ANNUAL COMPENSATION
                                       ----------------------
NAME AND                                         OTHER ANNUAL      SECURITIES        ALL OTHER
PRINCIPAL POSITION  FISCAL YEAR ENDED   SALARY   COMPENSATION  UNDERLYING OPTIONS  COMPENSATION
------------------  -----------------  --------  ------------  ------------------  ------------

Richard A. Fisher     June 30, 1999    $105,093       --            414,412             --
                      June 30, 1998    $ 60,622       --               --               --
Chairman              June 30, 1997    $ 27,404       --               --               --

Kevin J. High         June 30, 1999    $126,040       --            414,412             --
President             June 30, 1998    $ 90,865       --               --               --
                      June 30, 1997    $ 54,928       --               --               --


OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth grants of stock options to each of the Named Executive Officers during the fiscal year ended June 30, 1999. No stock appreciation rights were granted during the fiscal year ended June 30, 1999.

                                         INDIVIDUAL GRANTS
                      -------------------------------------------------------     POTENTIAL REALIZABLE
                      NUMBER OF      PERCENT OF                                  VALUE AT ASSUMED ANNUAL
                      SECURITIES   TOTAL OPTIONS     EXERCISE                     RATES OF STOCK PRICE
                      UNDERLYING     GRANTED TO       OR BASE                       APPRECIATION FOR
                       OPTIONS      EMPLOYEES IN       PRICE      EXPIRATION        OPTION TERM (2)
NAME                   GRANTED     FISCAL YEAR (1)   PER SHARE       DATE            5%($)      10%($)
----                  ---------    ---------------  -----------  ------------      ---------  ----------

Richard A. Fisher        14,412         1.24%          $2.50     June 30, 2008      $ 22,659  $ 57,423
                        400,000        34.30%          $4.00     February 11, 2004  $442,051  $976,816

Kevin J. High            14,412         1.24%          $2.50     June 30, 2008      $ 22,659  $ 57,423
                        400,000        34.30%          $4.00     February 11, 2004  $442,051  $976,816

(1) Based on an aggregate of 1,161,185 shares subject to options granted to employees during fiscal year 1999.

(2) These amounts represent hypothetical gains that could be achieved for the option if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the option was granted to its expiration date and are not presented to forecast possible future appreciation, if any, in the price of our common stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of the option will depend on the future performance of our common stock, the optionee's continued employment through the vesting period applicable to the option and the date on which the option is exercised.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information regarding stock options exercised by Named Executive Officers in the fiscal year ended June 30, 1999, and exercisable and unexercisable stock options held as of June 30, 1999 by each of the Named Executive Officers. The value of unexercised in-the-money options has been calculated by determining the difference between the exercise price per share payable upon exercise of such options and the closing market price on June 30, 1999.

                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                      SHARES                   OPTIONS AT YEAR-END            AT FISCAL YEAR-END
                     ACQUIRED     VALUE    ----------------------------   ---------------------------
                    ON EXERCISE  REALIZED  EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                    -----------  --------  -----------    -------------   -----------   -------------

Richard A. Fisher       --          --       136,936         277,476        $219,366      $499,770
Kevin J. High           --          --       136,936         277,476        $219,366      $499,770


EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with our Chairman and President. Each agreement provides for three years of employment commencing February 11, 1999 at an annual salary of $175,000. The salary levels have been increased to $200,000 based on our obtaining in excess of $7,000,000 of new equity capital since commencement of these employment agreements. Pursuant to these agreements, each of the officers has received options to purchase up to 400,000 shares of common stock at an exercise price of $4.00 per share. These options vest in equal monthly installments over 24 months commencing on the date of grant. In addition, Messrs. Fisher and High on September 1, 1999, were each granted options to purchase 100,000 shares of common stock at $5 per share.

         If either employee is terminated by us without cause or terminates their employment agreement for good reason, such employee will receive from us their then applicable base salary and continuation of benefits until the later of the expiration of the term of their employment agreement or two years after the date of termination. In addition, all outstanding options held by such employee shall become immediately exercisable in full.

         The employment agreements also provide that we will provide life insurance policies and a monthly automobile allowance for these employees.

BENEFIT PLANS

         We maintain a 401(k) plan, qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. All of our employees who are at least 21 years of age are eligible to make salary reduction contributions pursuant to the 401(k) plan. A participant may contribute a maximum of 15% of his or her pre-tax salary, commissions and bonuses through payroll deductions (up to the statutorily prescribed annual limit of $10,000 in 1998) to the 401(k) plan.

1996 STOCK OPTION PLAN

         Our predecessor adopted our 1996 stock plan (the "1996 Plan") on December 16, 1996. The 1996 Plan authorizes the grant of incentive stock options in accordance with section 422 of the Internal Revenue Code of 1996 and non-qualified options. We have reserved a total of 1,441,250 shares of common stock for issuance under the 1996 Plan. No incentive stock option may be granted under the 1996 Plan after December 16, 2006. In certain situations, including changes in our capital structure due to a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, combination or the like, the Board of Directors may, in order to prevent changes in the existing rights of optionholders, adjust the number and class of shares available for option grants under the 1996 Plan or revise the terms of outstanding options under the 1996 Plan. However, the Board shall not make any adjustment that would disqualify an incentive stock option or that would change the minimum number of shares issuable upon exercise of an option.

         Our officers and other key employees are eligible to receive incentive stock options under the 1996 Plan. They, together with other persons who are not employees of our company but who may provide services to us, are also eligible to receive non-qualified options. Options may be granted in combination with or in place of awards granted under any other employee plan maintained by us. The aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year may not exceed $100,000.

         The term of any incentive stock option granted under the 1996 Plan may not exceed ten years or, in case of an optionee holding 10% of our shares, five years from the date of the grant. The 1996 Plan imposes certain restrictions on exercisability of options in the event of termination of the optionees' employment with our company.

         Our Board of Directors administers the 1996 Plan. The Board of Directors has the authority at any time to suspend, terminate or amend the 1996 Plan, to grant options under the 1996 Plan, to determine the terms of each option, to designate options as incentive stock options or non-qualified options, to prescribe, amend and rescind rules and regulations relating to the 1996 Plan, and to make all such other determinations in connection with the administration of the 1996 Plan. All actions taken and determinations made by the Board of Directors will be final and binding upon us, the optionees and all other interested persons.

         The terms and conditions of option agreements may vary. Under the 1996 Plan the exercise price of incentive stock options may not be less than 100%, or, in case of an optionee who owns stock possessing more than 10% of the total combined voting power of our capital stock, 110%, of the fair market value of our common stock on the date the option is granted.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee established by the Board of Directors is composed of two outside directors, Michael Bryant and Mark Rogers. The Compensation Committee has general responsibility for our executive compensation policies and practices, including responsibility for establishing the specific compensation of our executive officers. The following report summarizes our executive officer compensation policies for the fiscal year ended June 30, 1999. (References below to the "Compensation Committee" should be deemed to refer to the full Board of Directors with respect to the period between July of 1999 and May of 1999, when the full Board performed the functions of the Compensation Committee.)

Compensation Objectives

         Cytation's executive compensation programs are generally designed to relate executive compensation to improvements in Cytation's financial performance and corresponding increases in stockholder value. Decisions concerning executive compensation are intended to:

         establish incentives that will link executive officer compensation to Cytation's stock performance and motivate executives to attain Cytation's quarterly and annual financial targets and to promote Cytation's long-term financial success; and provide a total compensation package that is competitive within the industry and that will assist Cytation to attract and retain executives who will contribute to the long-term financial success of Cytation.

Executive Compensation

         Cytation's executive compensation package for the fiscal year ended June 30, 1999 consisted of two principal components: (1) base salary and (2) long-term incentive compensation in the form of stock options. Cytation's executive officers were also eligible to participate in other employee benefit plans, including health and life insurance plans and a 401(k) retirement plan, on substantially the same terms as other employees who met applicable eligibility criteria, subject to any legal limitations on the amounts that could have been contributed or the benefits that could have been paid under these plans. In addition, the employment contracts with our Chairman and President included a salary increase (effective retroactively to January, 1999) to $200,00 from $175,000, if we obtained $7,000,000 of new equity capital. This goal was met, and their salaries were increased.

         Cytation's executive compensation policy emphasizes stock options in order to align the interests of management with the stockholders' interests in the financial performance of Cytation for fiscal quarters, the fiscal year and the longer term. In granting stock options, the Compensation Committee considered in part the value of options held by the executive officers and the extent to which the Compensation Committee believed those options would provide sufficient motivation to the executive officers to achieve Cytation's goals. During the fiscal year ended June 30, 1999, Messrs. Fisher and High were each granted options to purchase 400,000 shares of common stock, which options vest in 24 monthly increments commencing February 11, 1999, and options to purchase 14,412 shares of common stock, 25 percent of which are vested with an additional 25 percent each to vest at December 31 of 2000, 2001, and 2002. The Compensation Committee believes that the grant of options that vest over an extended period provides significant incentive for executive officers to continue their efforts on behalf of Cytation and to create long-term value for Cytation's stockholders.

         The executive officers' base salaries for the fiscal year ended June 30, 1999 were increased from their salaries in the prior fiscal year (with respect to our predecessor, Web Services, Inc.) as the capital necessary to enable us to compensate these officers in a manner commensurate with their level of experience and quality of performance became available. Also, as noted above, salaries for our Chairman and President were increased to $200,000 from $175,000 based on achieving the financing goals set forth in their employment contracts.

Chief Executive Officer Compensation

         Consistent with Cytation's overall executive officer compensation policy, Cytation's approach to the Chief

Executive Officer's compensation package in the fiscal year ended June 30, 1999 was to be competitive with other companies in the industry. The Compensation Committee believes that this approach provided additional incentive to Mr. Fisher to achieve Cytation's performance goals and enhance stockholder value. Salary for Cytation's Chief Executive Officer was designed to give him assurance of a base level of compensation commensurate with his position and duration of employment with Cytation and competitive with salaries for officers holding comparable positions in the industry.

Policy Regarding Section 162(m) of the Internal Revenue Code

       Section 162(m) of the Internal Revenue Code limits Cytation's ability to deduct compensation in excess of $1.0 million paid to the Chief Executive Officer and the four most highly compensated officers of Cytation (other than the Chief Executive Officer) in any year, unless the compensation qualifies as "performance-based compensation." The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to cause compensation to be deductible by Cytation while simultaneously providing executive officers of Cytation with appropriate rewards for their performance. The aggregate base salaries and bonuses of Cytation's executive officers have not historically exceeded, and are not in the foreseeable future expected to exceed, the $1.0 million limit, and all stock options granted to executive officers are intended to qualify as performance-based compensation.

                                           The Compensation Committee

                                                   Michael Bryant
                                                   Mark Rogers

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We have in the past borrowed money from certain of our officers. Such loans have since been repaid in full. In no case did the amount borrowed exceed $60,000 at any one time.

         We have also borrowed $300,000 from EER Systems, Inc. ("EER"), one of our shareholders. One of our current Directors, Jai Gupta, is the president of EER. This loan has since been repaid in full.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       At the close of business on October 22, 1999, there were issued and outstanding 9,846,340 shares of common stock, 890,000 shares of Series A Preferred Stock, 279,771 shares of Series B Preferred Stock, and 1,000,000 shares of Series C Preferred Stock. On October 22, 1999, the closing bid and asked price of Cytation's common stock as reported on the Over-the-Counter Electronic Bulletin Board were $6.125 and $6.3125 per share, respectively.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the beneficial ownership of our outstanding common stock on October 18, 1999 by (i) each of our Directors and executive officers, (ii) all of our Directors and executive officers as a group, and (iii) each shareholder who was known by us to be the beneficial owner of more than five percent (5%) of our outstanding shares. Unless otherwise noted below, the address of each person listed on the table is c/o Cytation.com Incorporated, 55 Hammarlund Way, Newport, Rhode Island 02842.

                               NUMBER OF SHARES        PERCENTAGE OF COMMON
NAME OF BENEFICIAL OWNER       BENEFICIALLY OWNED (1)  STOCK OUTSTANDING
------------------------       ----------------------  -----------------
Kevin J. High (2) ...........     1,426,898                  13.97%
Richard A. Fisher (3) .......       964,813                   9.45%
William Fink (4) ............       721,636                   7.07%
Ann Marie Gleason (5)........       319,958                   3.13%
Mark Rogers (6) .............       161,420                   1.58%
Thomas J. Burgess (7) .......        92,889                   *
Jai N. Gupta (8) ............        43,238                   *
Michael Bryant (9)...........        43,238                   *
EER Systems (10) ............     1,500,345                  14.69%
All Directors and Officers
as a Group ..................     3,774,090                  36.95%

*Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC. For purposes of calculating the number of shares and the percentage beneficially owned by that person or entity, 366,668 shares of common stock issuable by us pursuant to options which may be exercised within 60 days after October 18, 1999 and not subject to repurchase by us are deemed to be beneficially owned and outstanding.

         However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

         Except as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. For purposes of calculating the percentage beneficially owned, the number of shares deemed outstanding before the offering includes: (a) 9,846,340 shares of common stock outstanding as of October 18, 1999; (b) 2,169,771 shares of common stock issuable upon the conversion of preferred stock (assuming the maximum number of shares to be issued upon conversion); and (c) the presently exercisable options and presently exercisable warrants held by that person.

(2) Includes 1,243,564 shares of common stock and 183,334 shares of common stock issuable pursuant to options. Excludes 331,078 shares of common stock issuable pursuant to options.

(3) Includes 781,479 shares of common stock held by Karen B. Fisher, the wife of Richard A. Fisher, and 183,334 shares of common stock issuable pursuant to options granted to Richard A. Fisher. Excludes 331,078 shares of common stock issuable pursuant to options granted to Richard
         A. Fisher.

(4)      Includes 721,636 shares of common stock.

(5)      Includes 319,938 shares of common stock.

(6) Includes 161,420 shares of common stock. Excludes 10,000 shares of common stock issuable pursuant to options.

(7) Includes 92,889 shares of common stock. Excludes 300,000 shares of common stock issuable pursuant to options. Excludes 27,760 shares of common stock issuable upon conversion of Series B Preferred Stock.

(8)      Includes 43,238 shares of common stock.

(9) Includes 43,238 shares of common stock. Excludes 10,000 shares of common stock issuable pursuant to options.

(10)     The address for EER is 10289 Aerospace Road, Seabrook, Maryland 20706.

                                   PROPOSAL 2

                          APPROVAL OF STOCK OPTION PLAN

         Proposal Two concerns the approval of Cytation's 1999 Stock Option Plan (the "1999 Plan"). The 1999 Plan is designed to provide additional incentive to employees and certain other individuals providing services to or acting as Directors of Cytation or any parent or subsidiary of Cytation. We believe that the grant of stock options under the 1999 Plan provides individuals with a long-term interest in our growth and success. We believe the grant of incentive and nonqualified stock options provides such additional incentive by giving individuals the opportunity to acquire a proprietary interest, or increase their existing proprietary interest, in Cytation through the acquisition of shares of common stock.

         AN AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING STOCK REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS NECESSARY TO APPROVE THE 1999 PLAN. Proxies will be voted as indicated on a returned proxy card. If there are no voting instructions then the proxy holders will vote the proxies received by them FOR the nominees named below.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE CYTATION'S 1999 --- PLAN.

SUMMARY OF THE 1999 PLAN

         The full text of the 1999 Plan is printed as EXHIBIT D and stockholders should review it prior to voting. The following is a summary of the material features of the 1999 Plan:

         We adopted our 1999 Plan on October 1999 subject to stockholder approval. Only our officers and key employees may participate in the 1999 Plan. The 1999 Plan authorizes the grant of incentive stock options and non-qualified stock options. We have reserved a total of 1,550,000 shares of common stock for issuance upon exercise of outstanding options under the 1999 Plan, subject to adjustment in the event of any stock dividend, stock split, recapitalization, reorganization, or certain defined changes of control. The number of shares with respect to which options may be granted to any participant under the 1999 Plan may not exceed 750,000 shares in any calendar year.

         Our Board of Directors administers the 1999 Plan. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1999 Plan and to interpret its provisions. The Board may delegate authority under the 1999 Plan to one or more committees of the Board and, subject to certain limitations, to one or more of our executive officers. Subject to certain limitations contained in the 1999 Plan, the Board of Directors, the compensation committee or any other committee or any executive officer to whom the Board delegates authority, as the case may be, selects the recipients of options and determines the number of shares of common stock covered by options, the dates upon which such options become exercisable, the exercise price and duration of options, and all other terms and conditions of option grants.

         Options under the 1999 Plan may be granted at an exercise price which may be less than, equal to or greater than the fair market value of our common stock on the date of the grant. The exercise price of options may be paid in cash, by check, by a "cashless exercise" through a broker, by surrender to us of common shares, or by any combination of the foregoing permitted forms of payment. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986 may not be granted with an exercise price less than the fair market value of the common stock on the date of the grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the combined voting power of our capital stock).

         In the event of certain defined change in control events, all outstanding options under the 1999 Plan shall accelerate and become immediately exercisable for a period of fifteen days (or such period as the Board may prescribe) immediately prior to the scheduled consummation of the change of control. Upon consummation of the change of control, the 1999 Plan and all outstanding and unexercised options shall terminate as of the effective date of the change in control unless the 1999 plan is continued after the change in control and such options are assumed by the surviving entity.

         No incentive stock option may be granted under the 1999 Plan after August 31, 2009, but the vesting and effectiveness of options previously granted may extend beyond that date. Our Board of Directors may at any time amend, suspend or terminate the 1999 Plan.

         As of the date of this Proxy Statement, options to acquire 625,000 shares of our common stock have been granted under the 1999 Plan.

                                   PROPOSAL 3

            TO ADOPT A PLAN OF REINCORPORATION AND MERGER THAT WOULD:

         o CHANGE CYTATION'S STATE OF INCORPORATION FROM NEW YORK TO
         DELAWARE,

         o CHANGE CYTATION'S NAME FROM CYTATION.COM INCORPORATED TO COLLEGELINK.COM INCORPORATED, AND

         o CLASSIFY THE BOARD OF DIRECTORS (COLLECTIVELY, THE "PLAN OF REINCORPORATION").

         The Board of Directors has unanimously approved a proposal to:

                  o change the Company's state of incorporation from New York to Delaware,

                  o change its name from Cytation.com Incorporated to CollegeLink.com Incorporated, and

                  o  classify the Board of Directors.

         The Company as the sole stockholder of CollegeLink.com Incorporated, a Delaware corporation and a wholly-owned subsidiary of the Company formed by the Company for the Plan of Reincorporation, has approved four alternative resolutions that authorize CollegeLink.com Incorporated's Board of Directors to file one of four amendments to CollegeLink.com Incorporated's certificate of incorporation with the Secretary of the State of Delaware, to effect a plan of recapitalization within ninety days of the date of the proposed merger of the company with CollegeLink.com Incorporated. See "Material Changes in the Delaware Company Certificate, By-Laws and Reverse Split Amendments from the Company Certificate and By-Laws" below.

         Throughout this Proposal Three, the term "Company" refers to the existing New York corporation and the term the "Delaware Company" refers to CollegeLink.com Incorporated, a Delaware corporation and a wholly-owned subsidiary of the Company formed by the Company for the Plan of Reincorporation. The address and phone number of the principal executive office of the Delaware Company are the same as those of the Company.

         AN AFFIRMATIVE VOTE OF AT LEAST TWO-THIRDS OF THE OUTSTANDING VOTING STOCK OF THE COMPANY (INCLUDING SERIES A STOCK), AND OF A MAJORITY OF OUTSTANDING SHARES OF SERIES A, SERIES B AND SERIES C STOCK VOTING SEPARATELY BY CLASS, REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING, IS REQUIRED FOR APPROVAL OF THE PROPOSED PLAN OF REINCORPORATION. Proxies will be voted as indicated on a returned proxy card. If there are no voting instructions then the proxy holders will vote the proxies received by them FOR the nominees named below.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED PLAN OF REINCORPORATION.

         The Plan of Reincorporation will be effected by merging the Company with and into the Delaware Company (the "Merger") in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). Upon completion of the Merger:

         o the Company will cease to exist;

         o the Delaware Company will continue to operate the business of the Company under the name "CollegeLink.com Incorporated";

         o the Board of Directors will be divided into three classes;

         o the Class I Director will be Jai N. Gupta, and will serve until the next annual meeting or until his successor is elected and qualified, the Class II Director will be Mark Rogers, and will serve until the 2001 annual meeting or until his successor is elected and qualified, and the Class III Directors will be Kevin J. High and Richard A. Fisher, and will serve until the 2002 annual meeting or until their successors are qualified;

         o the shareholders of the Company will automatically become the shareholders of the Delaware Company;

         o the shareholders will have rights as shareholders of the Delaware Company and no longer as shareholders of the Company, and such rights will be governed by Delaware law, the Delaware Company's certificate of incorporation (the "Delaware Company Certificate") and the Delaware Company's by-laws (the "Delaware Company By-laws") rather than by New York law, the Company's existing certificate of incorporation (the "Company Certificate") and the Company's existing by-laws (the "Company By-laws"); and

         o options and warrants to purchase shares of the Company's common stock automatically will be converted into options and warrants to acquire an equal number of shares of the Delaware Company's common stock.

         The Company as the sole stockholder of the Delaware Company has approved four alternative resolutions that authorize the Delaware Company's Board of Directors to file one of four amendments to the Delaware Company Certificate with the Secretary of the State of Delaware, to effect a plan of recapitalization within ninety days of the date of the Merger (the "Termination Date"), pursuant to which either (a) every two shares of the Delaware Company's issued and outstanding common stock, $.001 par value, (the "Old Delaware Company Shares") will be automatically converted into one new share of common stock (a "New Delaware Company Share"), or (b) every three Old Delaware Company Shares will be automatically converted into two New Delaware Company Shares, or (c) every four Old Delaware Company Shares will be automatically converted into three New Delaware Company Shares, or (d) every five Old Delaware Company Shares will be automatically converted into four New Delaware Company Shares (each a "Reverse Split"). The Board of Directors may abandon any or all of the proposed amendments prior to filing without further action by the stockholders. The Board of Directors may only file such an amendment if the Board of Directors determines that it is in the best interests of the Delaware Company. Once an amendment authorizing a Reverse Split is filed, the Board of Directors has no authority to file additional amendments without further stockholder action. If an amendment authorizing a Reverse Split has not been filed by the Termination Date, the authority of the Board of Directors under the existing stockholder resolution lapses.

         The Plan of Reincorporation will not result in any change in the physical location, business, management, assets, liabilities, net worth or employee benefit plans of the Company. The Directors and officers of the Company immediately prior to the Merger will serve as the Directors and officers of the Delaware Company following the Merger. Following the Merger, we expect the Delaware Company's common stock to be listed on the Over-the-Counter Electronic Bulletin Board under the symbol "CLNK."

         Approval of the Plan of Reincorporation will constitute approval of the Merger, the Merger Agreement, the change of name, the classification of the Board of Directors, and the Reverse Split. Following the Meeting, if the Plan of Reincorporation is approved, the Company, upon satisfaction of applicable regulatory requirements, will submit the Merger Agreement to the offices of the New York Secretary of State and the Delaware Secretary of State for filing.

         The shareholders' approval of the Plan of Reincorporation will constitute their approval of all of the provisions of the Delaware Company Certificate and Delaware Company By-laws, including those provisions relating to the name change, the Reverese Split, the classification of the Board of Directors, the limitation of director liability and indemnification of directors and officers under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to the Company and its shareholders in the future. The governance of the Delaware Company by Delaware law, the Delaware Company Certificate and the Delaware Company By-laws will alter certain rights of the shareholders.

         The shareholders' approval of the Plan of Reincorporation will mean that after the Merger, the certificate of incorporation of the Delaware Company as it exists immediately prior to the Merger will be the certificate of incorporation of the surviving company. Such certificate of incorporation and the resolution approving the filing of an amendment thereto will be in the form attached as EXHIBIT A.

         Under the Merger Agreement, each outstanding share of the Company's common stock will automatically be converted into one share of the Delaware Company's common stock upon the effective time of the merger. Each stock certificate representing issued and outstanding shares of the Company's common stock will continue to represent the same number of shares of common stock of the Delaware Company unless and until the Board of Directors implements the Reverse Split. UNLESS AND UNTIL THE BOARD OF DIRECTORS IMPLEMENTS A REVERSE SPLIT, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMPANY STOCK CERTIFICATES FOR THE DELAWARE COMPANY STOCK CERTIFICATES.

         The discussion set forth below is a summary of the Merger Agreement and certain of its effects. It is qualified in its entirety by reference to the Merger Agreement attached to this Proxy Statement as EXHIBIT B.

         The Plan of Reincorporation has been approved unanimously by the Board of Directors. If approved by the shareholders, the Proposed Plan of Reincorporation will become effective upon the filing of the Merger Agreement and related documentation with the Secretary of State of both Delaware and New York (the "Effective Time"). The Board of Directors intends that the Proposed Plan of Reincorporation be consummated as soon as practicable following the Meeting and the satisfaction of applicable regulatory requirements. Nonetheless, the Merger Agreement allows for the Board of Directors to abandon or postpone the Proposed Plan of Reincorporation or to amend the Merger Agreement either before or after the shareholders' approval has been obtained and before the Effective Time, if circumstances arise causing the Board of Directors to deem either such action advisable.

REASONS FOR THE PLAN OF REINCORPORATION

         In recent years, a number of major public corporations have obtained the approval of their stockholders to reincorporate in Delaware. The Board of Directors believes it is beneficial and important that the Company also obtain the advantages of Delaware law. The Board of Directors believes the proposed change in domicile is in the best interests of the Company and its stockholders for several reasons, including: (i) the greater predictability and flexibility afforded by Delaware corporate law and its greater responsiveness to corporate needs, (ii) the more favorable and predictable corporate environment afforded by Delaware to corporate directors and officers, and (iii) the greater certainty afforded by Delaware law with respect to directors' duties in the face of takeover offers and with respect to anti-takeover measures.

         Advantages of Delaware Law. For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, Delaware's General Corporation Law has become widely regarded as the most well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of case law interpreting its corporate statutes than New York, giving Delaware corporate law an added measure of predictability that is useful in a judicial system based partly on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. Furthermore, the Delaware court system provides for the relatively expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery which hears cases involving corporate law and lacks jurisdiction over tort or criminal cases. Moreover, appeals to the Supreme Court of Delaware in important cases can be made and decided relatively rapidly. For these reasons, many American corporations have selected Delaware for their corporate domicile either initially or through subsequent reincorporation.

         Directors and Officers. The Board of Directors believes that reincorporation under Delaware law will enhance the Company's ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. The law of Delaware offers reduced risk and greater certainty and stability from the perspective of those who serve as corporate officers and directors. The intense competition that has characterized the software and Internet industry has greatly expanded the challenges and risks facing the directors and officers of companies within the software and Internet industry. To date, the Company has not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, the Company believes that the better understood, more favorable, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers.

         The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under New York law. In addition, the protection from liability and ability to provide indemnification for directors and officers is somewhat greater under Delaware law than under existing New York law. Accordingly, the Board of Directors believes that the Company's corporate objectives can be better achieved by reincorporating in Delaware, and by including provisions in the certificate of incorporation and by-laws of the Delaware company to eliminate personal liability of directors and officers and to provide for their indemnification to the maximum extent permitted by Delaware law.

         The Board of Directors believes that Delaware law strikes an appropriate balance with respect to personal liability of directors and officers, and that reincorporation in Delaware will enhance the Company's ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers. In this regard, it should be noted that directors' personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit, or for violations of federal laws such as the federal securities laws.

         The Board of Directors considered the predictability and flexibility of Delaware law and the efficiency of its judicial process when it approved the present proposal. In addition, the Company has never maintained executive offices in the State of New York.

         Possible Disadvantages. Despite the unanimous belief of the Board of Directors that the Plan of Reincorporation is in the best interests of the Company and its shareholders, Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. In addition, following a reincorporation by the Company in Delaware, the Company may be able to complete a business combination which it would be unable to complete if the Company remained incorporated in New York. Such a business combination may be opposed by some shareholders. For a comparison of shareholders' rights under Delaware and New York law, see "Comparison of Certificate and By-laws Provisions of the Delaware Company and the Company and Provisions in the DGCL and NYBCL" below.

         Furthermore, following the Merger the Delaware Company's Board of Directors will be divided into three classes expiring each year at the Company's annual meeting or special meeting in lieu thereof. This proposal could restrict the ability of stockholders to change the composition of the Board by extending the time required to elect a majority of the directors from one to two years, under most circumstances. In addition, the Company, as sole stockholder of the Delaware Company, has authorized a Reverse Split to be effected in the discretion of the Board of Directors. See "Comparison of Certificate and By-laws Provisions of the Delaware Company and the Company and provisions in the DGCL and NYBCL" below.

AUTHORIZED SHARES OF CAPITAL STOCK

         As of the date hereof, the Company Certificate authorizes 100,000,000 shares of common stock, par value

$0.001 per share (the "Common Shares"), of which 9,846,340 Common Shares are issued and outstanding, and 10,000,000 shares of preferred stock, $.01 par value. The preferred stock may be issued in one or more series, each of such series to have such terms, including voting rights as stated or expressed in the Company Certificate and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors. 2,500,000 shares of preferred stock have been designated Series A (the "Series A Shares") of which 890,000 Series A Shares are issued and outstanding, 300,000 shares of preferred stock have been designated Series B (the "Series B Shares") of which 279,771 Series B Shares are issued and outstanding, 1,000,000 shares of preferred stock have been designated Series C (the "Series C Shares") of which 1,000,000 Series C Shares are issued and outstanding, and 6,200,000 shares are undesignated and available for issuance.

         The Delaware Company Certificate provides for 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, $.01 par value. The preferred stock may be issued in one or more series, each of such series to have such terms, including voting rights, as stated or expressed in the Delaware Company Certificate and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors. 2,500,000 shares of preferred stock have been designated Series A (the "Series A Shares") of which 890,000 Series A Shares will be issued and outstanding upon completion of the Merger, 300,000 shares of preferred stock have been designated Series B (the "Series B Shares") of which 279,771 Series B Shares will be issued and outstanding upon completion of the Merger, 1,000,000 shares of preferred stock have been designated Series C (the "Series C Shares") of which 1,000,000 Series C Shares will be issued and outstanding upon completion of the Merger, and 6,200,000 shares are undesignated and available for issuance. The terms of each series of preferred stock of the Delaware Company will be substantially identical to the corresponding series of preferred stock of the Company. The Delaware Corporation will not issue any shares of any stock in connection with the Plan of Reincorporation, other than the shares into which the old shares will convert.

CONVERSION OF STOCK CERTIFICATES

         After the Plan of Reincorporation becomes effective, the Delaware Company will issue a press release announcing that the transaction has occurred. At the same time, the holders of the old shares of the Company will become holders of the new shares of the Delaware Company. Shares of the Company will automatically convert into shares of the Delaware Company, on these terms:

         o The conversion will be on a one-for-one basis.

         o Each share of the Company's Series A, Series B and Series C preferred stock which is outstanding at the effective time will become one share of the preferred stock of the corresponding series of the Delaware Company.

         o Each share of the common stock of the Company which is outstanding at the effective time will become one share of the common stock of the Delaware Company.

         At the effective time, each Company stock certificate which was outstanding just before the Plan of Reincorporation will automatically represent the same number of Delaware Company shares. Therefore, shareholders of the Company will not need to exchange their stock certificates for new Delaware Company stock certificates immediately following the Plan of Reincorporation. However, if the Reverse Split is implemented, shareholders of the Company will need to exchange their stock certificates for new ones. ACCORDINGLY, SHAREHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT, EITHER BEFORE OR AFTER THE EFFECTIVE TIME OF THE PLAN OF REINCORPORATION, UNLESS AND UNTIL THE REVERSE SPLIT IS IMPLEMENTED.

TRADING OF THE STOCK

         After the Plan of Reincorporation, those who were formerly shareholders of the Company may continue to make sales or transfers using their Company stock certificates. The Delaware Company will issue new certificates representing shares of the Delaware Company's common stock for transfers occurring after the effective date. On request, the Delaware Company will issue new certificates to anyone who holds the Company's stock certificates. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         Shareholders whose shares of the Company were freely tradable before the Plan of Reincorporation will own shares of the Delaware Company which are freely tradable after the Plan of Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Plan of Reincorporation will hold shares of the Delaware Company which have the same transfer restrictions after the Plan of Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold the Delaware Company's stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in the Company.

         After the Plan of Reincorporation, the Delaware Company will continue to be a publicly held company, with its common stock tradable on the Over-the-Counter Electronic Bulletin Board under the symbol "CLNK." The Delaware Company will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the Company has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN OF REINCORPORATION

         The following discussion addresses certain federal income tax considerations that are generally applicable to holders of common stock of the Company who receive common stock of the Delaware Company in exchange for their common stock of the Company in the Plan of Reincorporation. This discussion does not address all of the tax consequences of the Plan of Reincorporation that may be relevant to particular stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, who are foreign persons or who acquired their common stock of the Company through stock option or stock purchase programs or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Plan of Reincorporation (whether or not such transactions are in connection with the Plan of Reincorporation). Finally, no foreign, state or local tax considerations are addressed herein. Accordingly, the Company's Shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Plan of Reincorporation and related transactions, including the applicable federal, state, local and foreign tax consequences to them of the Plan of Reincorporation and such related transactions.

         The following discussion is based on the interpretation of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the "IRS") is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Plan of Reincorporation to the Company, the Delaware Company and/or the Company's stockholders.

         Subject to the limitations, qualifications and exceptions described herein, and assuming the Plan of Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code (a "Reorganization"), the following federal income tax consequences will generally result:

         (a) No gain or loss will be recognized by holders of the common stock of the Company upon receipt of common stock of the Delaware Company pursuant to the Plan of Reincorporation;

         (b) The aggregate tax basis of the common stock of the Delaware Company received by each stockholder of the Company in the Plan of Reincorporation will be equal to the aggregate tax basis of the common stock of the Company surrendered in exchange therefor;

         (c) The holding period of the common stock of the Delaware Company received by each stockholder of the Company will include the period for which such stockholder held the common stock of the Company surrendered in exchange therefor, provided that such common stock of the Company was held by such stockholder as a capital asset at the time of the Plan of Reincorporation; and

         (d) No gain or loss will be recognized by the Company or the Delaware Company as a result of the Reincorporation.

         Neither the Company nor the Delaware Company has requested a ruling from the IRS with respect to the federal income tax consequences of the Plan of Reincorporation. The Company will, however, obtain an opinion from Foley, Hoag & Eliot, LLP to the effect that the Reincorporation will constitute a Reorganization (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude the IRS from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions, exceptions and qualifications and will be based upon the truth and accuracy of representations made by the Company, the Delaware Company and possibly certain stockholders of the Company.

         A successful IRS challenge to the Reorganization status of the Plan of Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of common stock of the Company exchanged in the Plan of Reincorporation equal to the difference between the stockholder's basis in such share and the fair market value, as of the time of the Plan of Reincorporation, of the common stock of the Delaware Company received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of common stock of the Delaware Company received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the stockholder held common stock of the Company.

         Even if the Plan of Reincorporation qualifies as a Reorganization, a stockholder would recognize gain if, and to the extent that, the stockholder received (directly or indirectly) consideration other than common stock of the Delaware Company in exchange for the stockholder's common stock of the Company or to the extent that the common stock of the Delaware Company were considered to be received in exchange for services or property other than solely for common stock of the Company. All or a portion of such gain could be taxable as ordinary income. Under the terms of the Merger Agreement, no such consideration other than common stock of the Delaware Company will be issued in the Plan of Reincorporation.

         The Company's stockholders will be required to attach a statement to their tax returns for the year of the reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the stockholder's tax basis in the stockholder's common stock of the Company and a description of the common stock of the Delaware Company received.

ACCOUNTING TREATMENT OF THE MERGER

         In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.

REGULATORY APPROVALS

         The Merger is not expected to be consummated until the Company has obtained all required consents of governmental authorities. To the Company's knowledge, the only required consent to the consummation of the Merger will be the filing of a Certificate of Merger by the Tax Commissioner of the State of New York with the Secretary of State of the State of New York.

ABANDONMENT

         The Board of Directors will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the Plan of Reincorporation becomes effective, even after shareholder approval, if for any reason the Board of Directors determines that it is not advisable to proceed with the Plan of Reincorporation.

COMPARISON OF CERTIFICATE AND BY-LAWS PROVISIONS OF THE DELAWARE COMPANY AND THE COMPANY AND PROVISIONS IN THE DGCL AND NYBCL

         The relative rights of the shareholders of the Delaware Company and the Company and a number of other corporate governance matters will differ between the Delaware Company and the Company. These differences arise as a result of differences between the General Corporation Law of Delaware ("DGCL") and the New York Business Corporation Law ("NYBCL") and differences between each company's respective certificates of incorporation and by-laws. The following discussion identifies what the Board of Directors, with the advice of counsel, believes to be the most significant of these differences.

         Shareholders are advised that many provisions of the DGCL and NYBCL may be subject to differing interpretations, and that those offered herein may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. In addition, the following discussion is qualified in its entirety by reference to the DGCL, the NYBCL, case law applicable in Delaware or New York, the Delaware Company Certificate attached hereto as EXHIBIT A, the Delaware Company By-laws attached hereto as EXHIBIT C, and the Company Certificate and Company By-laws, copies of which are available for inspection at the principal office of the Company and copies of which will be sent to shareholders upon request.

         Consideration for Shares. Under the NYBCL, stock certificates cannot be issued until full payment has been made, except for shares purchased under a stock option plan permitting installment payments. Under the DGCL, however, a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under the DGCL may pay an amount equal to or greater than the par value of such shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

         Dividends and Redemption of Stock. Subject to its charter provisions, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to stockholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus." The NYBCL defines surplus as the excess of net assets over stated capital, and allows the board to adjust stated capital. The DGCL, on the other hand, defines surplus as the excess of net assets over capital, and allows the board to adjust capital (for shares with par value, the capital need only equal the aggregate par value of such shares). If there is no surplus, the DGCL allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's net assets are less than the capital represented by issued and outstanding stock which has a preference on any distribution of assets.

         Both the NYBCL and the DGCL permit redemptions only when the corporation has outstanding shares of at least one class of voting stock which is not subject to the redemption.

         Issuance of Rights and Options to Directors, Officers or Employees. Under the NYBCL, the issuance of stock rights or stock options to directors, officers or employees, as well as plans providing therefore, must be approved by a majority of votes cast at a shareholders meeting. The DGCL does not require shareholder approval of such transactions.

         Vote Required for Certain Transactions. Until February 1998, the NYBCL required the holders of two-thirds of the outstanding stock of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, however, a New York corporation may provide in its charter that the holders of a majority of the outstanding stock may approve such transactions. The Corporation has not adopted such a charter provision. Under the DGCL, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets without a special provision in the charter, unless the charter provides otherwise. Furthermore, in the case of a merger under the DGCL, stockholders of the surviving corporation do not have to approve the merger at all, unless the charter provides otherwise, if (a) no amendment of the surviving corporation's certificate of incorporation is made by the merger agreement; (b) each outstanding or treasury share of the surviving corporation before the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and (c) the merger results in no more than a 20% increase in its outstanding common stock.

         Special voting requirements may apply to certain business combinations with interested shareholders. See the discussion below under the heading "Business Combinations with Interested Shareholders."

         Indemnification of Directors and Officers. The NYBCL and the DGCL both allow a corporation to indemnify its directors and officers in connection with derivative and non-derivative actions. However, both generally require that the person to be indemnified must have acted in good faith and in a manner the person reasonably believed to be consistent with the best interests of the corporation. Also, with respect to derivative actions where the person is adjudged to be liable to the corporation, indemnification is not permitted unless a court determines that the person is fairly entitled to such indemnification. The NYBCL additionally provides that indemnification may not be made in connection with derivative actions where a pending claim is settled or otherwise disposed of, or in any action where the liability arises from actions taken in bad faith, intentional wrongdoing, or where an improper personal benefit was derived. The Company Certificate does not address indemnification of directors and officers. The Delaware Company Certificate generally provide for indemnification to the maximum extent permitted by applicable law.

         Insurance for Directors and Officers. The NYBCL permits a corporation to purchase insurance for its directors and officers against liabilities arising from actions and omissions of the insured person, provided that such insurance does not provide for any payment, other than cost of defense, where a final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained a financial profit or other advantage to which he was not legally entitled. The DGCL permits a corporation to purchase insurance for its directors, officers, employees or agents against any liability incurred in such capacity.

         Limitation of Directors' Liability. The NYBCL permits a corporation to provide in its certificate of incorporation a provision limiting the personal liability of a director to the corporation or its shareholders for damages for any breach of duty in such capacity, except for the liability of any director if a judgment or other final adjudication adverse to him establishes that (i) his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law; (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled; or (iii) his acts were in violation of certain provisions concerning dividends, distributions and loans to directors. However, the Company Certificate does not contain such a provision.

         The DGCL permits a corporation to provide in its certificate of incorporation a provision limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except with respect to (i) any breach of the director's duty of loyalty; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) the payment of certain unlawful dividends or distributions; or (iv) any transaction from which the director derived an improper personal benefit. The Delaware Company Certificate contains such a provision.

         Classification of Directors. Both laws permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. The NYBCL permits as many as four classes, the DGCL only three. The Delaware Company Certificate has classified its Board of Directors into three classes.

         Number of Directors. The Company By-laws generally provide that the number of directors constituting the Board will be two, except where the Board or the shareholders fix a greater number. The NYBCL allows shareholders to increase or decrease the size of the board. The Delaware Company By-laws provide that the Board shall consist of at least three directors, as set by the Board.

         Removal of Directors. Under the NYBCL, generally, directors may be removed by the shareholders for cause. Also, the certificate of incorporation or the specific provisions of a by-law adopted by the shareholders may provide for such removal by action of the board, except in the case of any director elected by cumulative voting, or by the holders of the shares of any class or series, or holders of bonds, voting as a class, when so entitled by the provisions of the certificate of incorporation. Neither the Company Certificate nor Company By-laws have such a provision. If the certificate of incorporation or the by-laws so provide, any or all of the directors may be removed without cause by vote of the shareholders. The Company By-laws provide that any director or the entire Board of Directors may be removed, with or without cause, by a vote of shareholders.

         Under the DGCL, generally, directors may be removed with or without cause by a majority vote of the shareholders, unless the certificate of incorporation provides otherwise. The Delaware Company Certificate does not provide otherwise.

         Transactions with Interested Directors. The NYBCL provides several methods for establishing the validity of transactions between a corporation and interested directors. One method requires a vote of the board or a committee that would be sufficient for such purpose without counting the vote of such interested director, or, if the votes of the disinterested directors are insufficient to constitute an act of the board or committee, by unanimous vote of the disinterested directors. The comparable provision of the DGCL requires only the affirmative vote of a majority of the disinterested directors, without requiring that such vote would be sufficient alone to be the act of the board or committee.

         Loans and Guarantees of Obligations of Directors. Under the NYBCL (as applicable to the Company), a corporation may not lend money to or guarantee the obligation of a director of the corporation unless the loan or guarantee is approved by the shareholders, with the holders of a majority of the votes of the shares entitled to vote thereon constituting a quorum, but shares held by directors who are benefitted by such loan or guarantee are not entitled to vote or to be included in the determination of a quorum. Under the DGCL, a board of directors may authorize loans or assistance to or guarantees of indebtedness of employees and officers, including any employee or officer who is a director, whenever, in the judgment of the board, such loan, assistance or guaranty may reasonably be expected to benefit the corporation.

         Business Combinations with Interested Shareholders. Provisions in both laws may help to prevent or delay changes of corporate control. In particular, both the NYBCL and the DGCL restrict or prohibit an interested stockholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance.

         Under the NYBCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired his or her shares. An "interested shareholder" under the NYBCL is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under the NYBCL include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested stockholder of assets with an aggregate market value which either (1) equals 10% or more of the corporation's consolidated assets or outstanding stock, or (2) represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers of stock with an aggregate market value of at least 5% in relation to the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

         After the five-year period referred to in the NYBCL, the law allows such business combinations if either the board of directors or a majority of the outstanding voting stock not owned by the interested shareholder have approved the business combination or the purchase of stock by the interested shareholder before the interested shareholder acquired his or her shares. Business combinations are also permitted when certain statutory "fair price" requirements are met.

         Section 203 of the DGCL generally prohibits an interested shareholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested shareholder. An "interested shareholder" under the DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation.

         Briefly described, the prohibited combinations include: mergers or consolidations; sales, leases, exchanges or other dispositions of 10% or more of
(1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation; issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested shareholder; receipt by the interested shareholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation; or any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested shareholder.

         A Delaware corporation may choose not to have Section 203 of the DGCL apply. The Delaware Company has chosen, however, to accept the protections of
Section 203, and therefore the Delaware Certificate will not waive those protections. Nevertheless, Section 203 will not apply in the following cases:

         o If, before the shareholder became an interested shareholder, the board of directors approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder.

         o If, after the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules.

         o If, on or after the time the interested shareholder became an interested shareholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock which is not owned by the interested shareholder also ratified the business combination at a shareholders' meeting. The NYBCL prohibits, in the absence of an exemption, any "business combination" (as therein defined) between a corporation and an "interested shareholder" for five years after the date that the interested shareholder became an interested shareholder unless, prior to that date, the board of directors of the corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such a business combination is permitted only if
(i) it is approved by a majority of the shares not owned by the interested shareholder or by an affiliate or associate of the interested shareholder; or
(ii) certain statutory fair price requirements are met. An "interested shareholder" is, among others, any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation.

         Shareholder Action by Written Consent. The NYBCL permits shareholder action without a meeting upon the written consent of all outstanding shares entitled to vote on the matter, unless the certificate of incorporation permits majority shareholder consent. The Company Certificate does not so permit. The DGCL permits shareholder action without a meeting upon the written consent of holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted, unless the certificate of incorporation provides otherwise. However, the Delaware Company Certificate does not permit action by majority written consent.

         Inspection of Shareholders List. The NYBCL requires five days' written notice from a shareholder of record to inspect the list of record shareholders for any purpose reasonably related to the person's interest as a shareholder. Under the DGCL, any shareholder may inspect the shareholders list for any purpose reasonably related to the person's interest as a shareholder. In addition, for at least ten days prior to each shareholders meeting, a Delaware corporation must make available for examination a list of shareholders entitled to vote at the meeting.

         Dissenters' Rights. The NYBCL provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to (i) certain mergers and consolidations, (ii) certain dispositions of assets requiring shareholder approval, (iii) certain share exchanges, or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder. The DGCL provides such appraisal rights only in the case of shareholders objecting to certain mergers or consolidations (which class of mergers or consolidations is somewhat narrower than the class giving rise to appraisal rights under the NYBCL), unless additional appraisal rights are provided in the certificate of incorporation. The Delaware Company Certificate does not provide any such additional appraisal rights.

         Appraisal Rights. Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in the merger or consolidation of a corporation or in the sale of all or substantially all its assets. The NYBCL also extends appraisal rights to an exchange of a corporation's shares.

         The NYBCL provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange. But in the case of shares not listed on an exchange, appraisal rights under the NYBCL allow any shareholder of a New York corporation, with various exceptions, to receive fair value for his or her shares in such transactions. Regardless of listing on an exchange, appraisal rights may be unavailable under the NYBCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

         Similarly, under the DGCL, appraisal rights are not available to a shareholder if the corporation's shares are listed on a national securities exchange or held by more than 2,000 shareholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's shareholders. But, regardless of listing on an exchange, a dissenting shareholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of (a) shares of stock of the surviving corporation or of a new corporation which results from the merger or consolidation, (b) shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 shareholders of record after the merger or consolidation occurs, or (c) cash instead of fractional shares of the surviving corporation or another corporation.

         Holding Company Reorganization. The DGCL permits a corporation, unless otherwise prohibited by its certificate of incorporation (the Delaware Company Certificate has no such prohibition), to reorganize as a holding company without shareholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly-owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly-owned subsidiary of the corporation, which would be the new holding company. The DGCL protects certain rights of shareholders in connection with these transactions, but there can be no assurance that such protection would be satisfactory in any specific transaction. The NYBCL has no analogous provisions allowing holding company reorganizations without shareholder approval.

         Special Meetings. The Company By-laws provide that special meetings of shareholders may be called at the behest of the president, a majority of the Board of Directors or the holders of one-third of the shares of the Company entitled to vote at such meeting. The Delaware Company Certificate provides that special meetings of shareholders may be called at the behest of the president or a majority of the Board of Directors.

         Proxies. Under the NYBCL, a proxy shall not be voted or acted upon after 11 months from its date unless such proxy provides for a longer period. Under the DGCL and Delaware Company By-laws, a proxy shall not be voted or acted upon after three years from its date unless such proxy provides for a longer period.

MATERIAL CHANGES IN THE DELAWARE COMPANY CERTIFICATE, BY-LAWS AND REVERSE SPLIT AMENDMENTS FROM THE COMPANY CERTIFICATE AND BY-LAWS

         The Delaware Company Certificate and By-laws will be in effect and will govern the rights of stockholders in the event Proposal Three is approved and the merger of the Company into the Delaware Company takes place. The Delaware Company Certificate is substantially similar to the Company Certificate. Except for the provisions relating to corporate purpose, indemnification and limitation of liability, the ability to call special meetings of shareholders, and amending the By-laws, the differences between the two are primarily as a result of differences between the NYBCL and the DGCL as discussed above. In addition, the Company, as sole stockholder of the Delaware Company, has authorized a Reverse Split to be effected in the discretion of the Board of Directors. Set forth below is a summary of the material changes in the Delaware Company Certificate and By-laws from the current Company Certificate and By-laws. The By-laws of the Delaware Company and the Company are substantially similar except that the By-laws of the Delaware Company reflect the DGCL and the provisions of the Delaware Company Certificate.

         The following summary does not purport to be a complete statement of such changes or of the Delaware Company Certificate and By-laws and is qualified in its entirety by reference to such charter and by-laws documents. Copies of the Certificate of Incorporation and By-laws of the Company are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

         Name of Corporation. The Delaware Company, the stock of which will be issued to shareholders in the Merger, will be named CollegeLink.com Incorporated.

         Indemnification and Limitation of Liability. The Delaware Company Certificate and By-laws provide for indemnification of directors and officers (including provisions authorizing the advancement of expenses incurred in connection with certain applicable proceedings) to the fullest extent permitted by the DGCL.
         Provisions relating to indemnification of directors and officers of the Company are included in the Company's By-laws rather than in the Company Certificate. Such provisions provide for indemnification of directors and officers to the fullest extent permitted by applicable law.

         The Delaware Company By-laws expressly authorize the corporation to purchase and maintain directors and officers liability insurance to insure against liabilities or losses incurred in such capacities whether or not the corporation would have the power to indemnify the individual under the DGCL. There is no similar provision in the Company Certificate or By-laws.

         Furthermore, the Delaware Company Certificate provides that a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law. There is no similar provision in the Company Certificate. This provision in the Delaware Company Certificate is intended to afford directors additional protection and limit their potential liability from suits alleging a breach of the duty of care by a director. As a result of the inclusion of such a provision, shareholders may be unable to recover monetary damages against directors for actions taken by them that constitute negligence or that are otherwise in violation of their duty of care, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to shareholders in any particular situation, shareholders may not have an effective remedy against a director in connection with such conduct.

         In general, the purpose of the changes in the Delaware Company Certificate is to provide indemnification and exculpation provisions that are customary in modern charter documents of Delaware corporations (particularly in charter documents of major, public corporations that have incorporated in Delaware).

         Anti-takeover provisions of the Delaware Company Certificate. The Company does not believe that its Articles of Incorporation and By-laws as presently constituted contain any provisions which are intended to have an anti-takeover effect. However, under the Articles of Incorporation 90,153,660 shares of common stock and 7,830,229 shares of preferred stock remain authorized and not reserved for any purpose and are available for issuance. Although these shares were authorized to allow the Board of Directors, without further stockholder approval, to issue additional shares of the Company's capital stock to raise capital or to effect potential acquisitions in the future, the authorization of such additional shares could incidentally have an anti-takeover effect, in that such shares could potentially be issued in such manner as to hamper the efforts of persons who might attempt to gain control of the Company. Also, Article Fourth of the Restated Certificate specifically provides that the Board has the authority to create the special terms and conditions of the preferred stock which it issues. The Board is authorized to establish the number of shares of preferred stock to be issued in any series it decides to issue, and to fix the voting powers, designations, preferences and relative, participating, optional or other special rights of the preferred stock, including voting rights and conversion rights, and the qualifications, limitations and restrictions thereon. Accordingly, it is possible for the Board to seek to authorize the issuance of a series of preferred stock with rights and preferences that could affect an attempt to acquire control of the Corporation. For example, such additional authorized shares could potentially be issued to dilute the stock ownership of persons seeking to obtain control of the Company, or shares of preferred stock with favorable voting rights, such as the right to elect certain additional directors, or to provide the holders of other special rights could be created and issued to parties that support the management of the Company. The Delaware Company Certificate contains substantially identical provisions.

         In addition, the following provisions of the Delaware Company Certificate, combined with the power of the Board of Directors to issue shares of authorized preferred stock, may have the effect of maintaining the continuity of management and may make changes in management more difficult, even if a majority of stockholders might consider such changes advisable.

         Classification of Board of Directors. The Company's Board of Directors consists of a single class of Directors. Each Director is elected each year at the annual meeting of stockholders to hold office for a term of one year and until his successor has been duly elected and qualified. The number of Directors has been fixed at five, and there are currently no vacancies on the Board of Directors, but all of the Directors' terms will expire at the annual meeting.

         Article Fifth of the Delaware Company Certificate (Delaware Article Fifth) divides the Board of Directors into three classes, labeled Class I, Class II and Class III, each containing, insofar as possible, an equal number of directors, with the term of one of the three classes expiring each year at the Company's annual meeting or special meeting in lieu thereof.

         Under Delaware Article Fifth, there will be limits prescribed for the size of the entire Board of Directors with a minimum set at three directors and a maximum set at twelve directors, exclusive of directors to be elected by any class or series of the Delaware Company's stock other than common stock voting separately as a class. The exact number of directors, and the number of members of each class of directors, would be fixed or changed from time to time within such limits by resolution of the Board of Directors. The provisions of Delaware Article Fifth would not apply to any director elected by holders of a class or series of the Delaware Company's preferred stock at any time such holders might have a right to vote separately as a class for the election of directors.

         If the proposed Plan of Reincorporation is approved the Class I Director of the Delaware Company will be Jai N. Gupta, and will serve until the next annual meeting or until his successor is elected and qualified, the Class II Director will be Mark Rogers, and will serve until the 2001 annual meeting or until his successor is elected and qualified, and the Class III Directors will be Kevin J. High and Richard A. Fisher, and will serve until the 2002 annual meeting or until their successors are qualified. Delaware Article Fifth provides that any vacancy on the Board of Directors resulting from an increase in the number of Directors may be filled by the affirmative vote of a majority of the Directors then in office, and any other vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors would serve for a term equivalent to the remaining unserved portion of the term of such newly elected Director's predecessor.

         Under Delaware law, the holders of a majority of a corporation's outstanding shares may remove directors with or without cause unless such power of removal is limited by the corporation's certificate of incorporation. The Delaware Company Certificate contains no provision limiting such power. Such law also provides that if a corporation's certificate of incorporation provides for classification of directors, directors may be removed only for cause unless otherwise set forth in the certificate of incorporation. Cause is not defined under Delaware law for this purpose. Delaware Article Fifth provides that incumbent Directors may be removed by a majority of stockholders only for "Cause." "Cause," for the purposes of the Delaware By-law provision, is defined as (a) willful and continued material failure, refusal or inability to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably damaging to the Corporation; or (b) conviction for any crime involving moral turpitude or any other illegal act that materially and adversely reflects upon the business, affairs or reputation of the Company or on one's ability to perform one's duties to the Corporation.

         The Board of Directors believes that Delaware Article Fifth will enhance the likelihood of continuity and stability in the composition of the Delaware Company's Board of Directors and in the policies formulated by the Board, in that only about one-third of the Delaware Company's Board of Directors will be subject to election each year. Staggered terms will also guarantee that, except in the unusual circumstances of the death or resignation of Directors, approximately two-thirds of the Delaware Company's Directors, or more, at any one time would have at least one year's experience as Directors of the Delaware Company.

         Delaware Article Fifth will also restrict the ability of stockholders of the Delaware Company to change the composition of the Delaware Company's Board of Directors by extending the time required to elect a majority of Directors from one to two years, under most circumstances. Thus, the existence of a classified Board may have an anti-takeover effect because a person who has gained voting control of the Delaware Company will be unable to gain immediate control of the Board of Directors unless he can obtain sufficient votes to amend Delaware Article Fifth pursuant to the requirements for such an amendment as set forth therein. See "Supermajority Requirements for Amendment of Delaware Article Fifth" below.

         Delaware Article Fifth will thus tend to make more difficult, or discourage, any attempt to remove management of the Delaware Company by means of a merger, a tender offer for the Delaware Company's stock, a proxy contest or any other transaction resulting in a change in control, even where such an action would be favorable to the Delaware Company's stockholders or was supported by a majority of the stockholders. Delaware Article Fifth would also make it more difficult for the Delaware Company's stockholders to change the composition of the Board and the Delaware Company's management, even for reasons of performance of the present Board and management. The provisions of Delaware Article Fifth would be applicable to every election of Directors and not just elections occurring in connection with a specified event such as a hostile tender offer.

         Elimination of Stockholder Action by Written Consent. Under Delaware law, any actions required or permitted to be taken by stockholders may be taken (unless a company's certificate of incorporation otherwise provides) without a stockholder meeting, without prior notice and without a stockholder vote if written consents setting forth the action to be taken are signed by the holders of stock having the requisite number of votes. The Delaware Company Certificate prohibits stockholder action by written consent in Delaware Article Fifth.

         The elimination of stockholder action by written consent will ensure that all stockholders of the Delaware Company will have notice of, and the opportunity to participate in determining, any proposed stockholder action and would prevent the holders of a majority of the voting power of the Delaware Company from using the written consent procedure to take stockholder action unilaterally and without prior notice. The Board of Directors believes it is important that stockholders be able to discuss matters which may affect their rights, that the Board and the stockholders be able to give advance consideration to any such action, and that it is therefore appropriate for stockholders of a publicly held corporation to take action affecting the corporation and its stockholders only at a meeting.

         The elimination of stockholder action by written consent may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Board, the Chairman of the Board or the President. In addition, elimination of the written consent procedure may lengthen the amount of time required to take stockholder action, since certain actions by written consent are not subject to the minimum notice requirement of a stockholders meeting.

         Because elimination of the procedures for stockholders to act by written consent could make more difficult an attempt to obtain control of the Delaware Company, such action could have the effect of deterring a third party from making a tender offer or otherwise attempting to obtain control of the Delaware Company. By eliminating stockholder action by written consent, the Board intends to encourage persons seeking to acquire control of the Delaware Company to initiate such an acquisition through negotiations with the Delaware Company's management and the Board. However, any provision in the Delaware Company Certificate which effectively requires a potential acquiror to negotiate with the Delaware Company's management and the Board could be characterized as increasing management's and the Board's ability to retain their positions with the Delaware Company and to resist a transaction which may be desired by, or be beneficial to, the Delaware Company's stockholders.

         Elimination of the written consent procedure also means that a meeting of stockholders would be required in order for the Delaware Company's stockholders to replace the Board. With the proposed classified Board, two such meetings would ordinarily be required. Thus, elimination of stockholder action by written consent will make the removal of Directors more difficult. Accordingly, the effect of Delaware Article Fifth may be, under certain circumstances, to deter, impede or delay actions that are desired by, or beneficial to, some or all of the Delaware Company's stockholders, including stockholder attempts to change the membership of the Board and the initiation or consummation of certain business transactions, such as an acquisition, reorganization or recapitalization of the Delaware Company.

         Supermajority Required to Amend Delaware Article Fifth. Under Delaware law, amendments to the Restated Certificate of Incorporation may be made with the approval of holders of majority of the Company's outstanding common stock, as the Delaware Company Certificate does not currently provide otherwise. Delaware Article Fifth also provides that any amendment to the Delaware Company Certificate that would amend, alter or repeal Delaware Article Fifth would require the vote of the holders of seventy-five percent (75%) of all shares of stock of the Delaware Company entitled to vote at a meeting held for the purpose of voting on such further amendment. The 75% requirement would not apply in the case of such an amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the "Continuing Directors." "Continuing Directors," for the purposes of Delaware Article Fifth, are (a) Directors of the Delaware Company who are or become Directors on the date on which Delaware Article Fifth is adopted by the stockholders, or (b) any Director elected by a majority of the Continuing Directors then in office to succeed any Director to fill any vacancy on the Board of Directors. This "supermajority" requirement is designed to prevent the circumvention of Delaware Article Fifth described herein by any person or persons holding more than 50% but less than 75% of the voting stock.

         Authorization of Reverse Stock Split of Common Stock. The Company as the sole stockholder of the Delaware Company has approved four alternative resolutions that authorize the Delaware Company's Board of Directors to file one of three amendments to the Delaware Company Certificate with the Secretary of the State of Delaware, to effect a plan of recapitalization within ninety days of the date of the Merger (the "Termination Date"), pursuant to which either (a) every two shares of the Delaware Company's issued and outstanding common stock, $.001 par value, (the "Old Delaware Company Shares") will be automatically converted into one new share of common stock (a "New Delaware Company Share"), or (b) every three Old Delaware Company Shares will be automatically converted into two New Delaware Company Shares, or (c) every four Old Delaware Company Shares will be automatically converted into three New Delaware Company Shares, or (d) every five Old Delaware Company Shares will be automatically converted into four New Delaware Company Shares (each a "Reverse Split"). The Board of Directors may abandon any or all of the proposed amendments prior to filing without further action by the stockholders. The Board of Directors may only file such an amendment if the Board of Directors determines that it is in the best interests of the Delaware Company. Once an amendment authorizing a Reverse Split is filed, the Board of Directors has no authority to file additional amendments without further stockholder action. If an amendment authorizing a Reverse Split has not been filed by the Termination Date, the authority of the Board of Directors under the existing stockholder resolution lapses.

         If the Board takes this action, in lieu of issuing less than one whole share resulting from a Reverse Split to holders of an odd number of shares, the Delaware Company will determine the fair value of each outstanding share of common stock held on the effective date of a Reverse Split. The Delaware Company's stockholders who hold an odd number of shares on the effective date of a Reverse Split will be entitled to receive, in lieu of a fractional share, cash in respect of such fraction.

         Reasons for a Reverse Split.

         o Reduced likelihood of adverse effect of a low stock price on the trading market of the Common Stock. The Board of Directors believes that low trading prices of the common stock may have an adverse impact upon the efficient operation of the trading market in the securities. In particular, brokerage firms often charge a greater percentage commission on low-priced shares than that which would be charged on a transaction in the same dollar amount of securities with a higher per share price. Also, the Board of Directors believes that some brokerage firms may be reluctant to recommend purchases of low-priced stock to their clients or make a market in such shares, which tendencies may adversely affect the Company. A Reverse Split may lessen these adverse effects if it results in a higher price per share of the common stock. Stockholders should note that the effect of a Reverse Split upon the market prices for the common stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of the common stock after a Reverse Split will be increased proportionately compared to the price for shares of the common stock immediately prior to a Reverse Split. Furthermore, there can be no assurance that a Reverse Split will achieve the desired results, nor can there be any assurance that a Reverse Split will not adversely impact the market price of the common stock or, alternatively, that any increased price per share of the common stock immediately after a Reverse Split will be sustained for any prolonged period of time. In addition, a Reverse

Split may have the effect of creating odd lots of stock for some stockholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

         o Facilitation of Public Offering. The Company plans to raise financing through an underwritten offering. The Company believes that it may be difficult to obtain such financing on desirable terms if the trading price of the Common Stock is too low. The Company does not know what, if any, Reverse Split may be needed to obtain the desired financing. For this reason, the Company has authorized Reverse Splits of one for two, two for three, three for four, and four for five and given the Board of Directors authority to abandon any or all of these amendments, if the Board of Directors believes such action necessary to obtain the proposed financing.

         o Greater Availability of Common Stock for future issuances. As of September 30, 1999, there were 9,846,340 shares of common stock issued and outstanding, and outstanding warrants, convertible debt and options were convertible into approximately 3,396,988 shares of common stock. As of that date 2,440,369 shares of common stock were reserved for issuance upon conversion of outstanding shares of Cytation's preferred stock.

         Assuming a one for two Reverse Split is effected, the Board of Directors would have the authority to issue 92,158,152 additional shares of common stock without further stockholder approval, which the Board of Directors believes would provide sufficient shares for such corporate purposes as the Board of Directors may determine to be necessary or desirable. These purposes may include, without limitation, raising additional equity capital, acquiring other businesses in exchange for shares of common stock, entering into collaborative arrangements with other companies, or acquiring complementary technologies, products or businesses from third parties in exchange for common stock. Other corporate purposes may include issuing shares of common stock in connection with strategic alliances or other corporate partnering programs and issuing shares of common stock to raise additional working capital for ongoing operations. The Company may also issue additional shares of common stock to attract and retain valuable employees by the issuance of additional stock options, including additional shares reserved for future option grants under stock option plans.

         Under the Delaware General Corporation Law, the Board of Directors generally may issue authorized but unissued shares of common stock without further stockholder approval. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of common stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which our securities may then be listed, or our Certificate of Incorporation or By-Laws then in effect.

         Effect of a Reverse Split. The issuance of any additional shares of common stock may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of common stock of existing stockholders. However, the Company will receive consideration for any additional shares of common stock issued, which could reduce or eliminate the economic effect to each stockholder of such dilution.

         Authorized but unissued shares of common stock could be used to make more difficult a change in control of Cytation. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of Cytation and its stockholders. The Company is not aware of any pending or threatened efforts to obtain control of Cytation, and the Board of Directors has no current intention to use any issuance of common stock to impede a takeover attempt.

         If the Board of Directors effects a Reverse Split, as soon as practicable after the effective date of a Reverse Split, the Delaware Company will mail a letter of transmittal to each holder of record of a stock certificate or certificates which represent issued common stock outstanding on the effective date of a Reverse Split. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's designated exchange agent in exchange for certificates representing the number of whole shares of the common stock (plus the cash in lieu of any fractional share) into which the shares of common stock have been converted as a result of a Reverse Split. No cash payment will be made or new certificate issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to our transfer agent.

         If effected, as a result of a Reverse Split, the number of whole shares of common stock held by stockholders of record as of the close of business on the effective date of a Reverse Split will be reduced proportionately to reflect the Reverse Split actually effected and each stockholder will receive cash in lieu of any fractional share. The authorized shares of common stock will consist of 100,000,000 shares, $0.001 par value per share. A Reverse Split will not affect a stockholder's percentage ownership interest in the Delaware Company or proportional voting power, except for minor differences resulting from the payment of cash in lieu of fractional shares. The terms of the Delaware Company's common stock and of its preferred stock, and the rights and privileges of the holders of such shares, will be unaffected by a Reverse Split. The number of shares of common stock issued and outstanding will be reduced. Consequently, the aggregate par value of the issued common stock will be reduced and the number of authorized but unissued shares of common stock will be greater, after a Reverse Split. Future issuances of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding common stock. As a Reverse Split will increase the number of authorized but unissued shares of common stock, it may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Delaware Company's Certificate or By-laws.

         A Reverse Split, if effected, may leave certain stockholders with an odd lot of common stock (i.e., a number of shares less than 100). These shares may be more difficult to sell, or require a greater commission to sell, than shares in multiples of 100.

         A Reverse Split will not affect the registration of the common stock under the Exchange Act, and we have no current intention of terminating our registration under the Exchange Act.

         Upon implementation of a Reverse Split, the total number of shares currently reserved for conversion of preferred stock, outstanding warrants, grants of stock options and all stock options previously granted would be decreased proportionately. The cash consideration payable per share upon exercise of the stock warrants and options would be increased proportionately.

         The Delaware Company's transfer agent will furnish stockholders with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates.

         Stockholders should not submit any certificates to the transfer agent until requested to do so.

         Federal Tax Consequences of a Reverse Split. The following description of the material federal income tax consequences of a Reverse Split is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this Proxy Statement. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

         In general, the federal income tax consequences of the proposed Reverse Split will vary among stockholders depending upon whether they receive some cash in lieu of fractional shares which would be due them as a result of a Reverse Split or receive only New Delaware Company Shares in exchange for Old Delaware Company Shares. The Company believes that because the Reverse Split is not part of a plan to increase periodically a stockholder's proportionate interest in the Company's assets or earnings and profits, a Reverse Split probably will have the following federal income tax effects:

         1. A stockholder who receives solely New Delaware Company Shares will not recognize gain or loss on the exchange. In the aggregate, the stockholder's basis in the common stock represented by New Delaware Company Shares will equal the holder's basis in the common stock represented by Old Delaware Company Shares.

         2. A stockholder who receives some cash in lieu of fractional shares which would be due such stockholder as a result of a Reverse Split will generally be treated as having received such payment as a distribution in redemption of the fractional share which might otherwise have been issued as a result of a Reverse Split, as provided in Section 302(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Each affected stockholder must consult such stockholder's own tax advisor for the tax effect of such redemption (i.e., exchange or dividend treatment) in light of such stockholder's particular facts and circumstances.

         3. A Reverse Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Code, and we will not recognize any gain or loss as a result of a Reverse Split.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT THE PLAN OF REINCORPORATION.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Cytation's executive officers and Directors, as well as persons who own more than 10% of a registered class of Cytation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Regulations of the SEC require such executive officers, Directors and stockholders to furnish Cytation with copies of all Section 16(a) forms they file.

         Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to Cytation with respect to fiscal year ended June 30, 1999, or written representations that Form 5 was not required for such year, Cytation believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater-than-ten-percent stockholders were fulfilled in a timely manner, except that William Fink failed to file his Form 3 on a timely basis.

                             INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Radin, Glass & Co. LLP as independent accountants to audit the financial statements of Cytation for the fiscal year ending June 30, 1999.

         Cytation expects that representatives of Radin, Glass & Co. LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

         If any stockholder would like to include any proposal in Cytation's proxy materials for its next annual meeting of stockholders or special meeting in lieu thereof, the stockholder must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Among other requirements, Cytation must receive the proposal at its executive offices no later than Tuesday, February 29, 2000.

                              AVAILABLE INFORMATION

         STOCKHOLDERS OF RECORD ON OCTOBER 22, 1999 WILL RECEIVE COPIES OF THIS PROXY STATEMENT AND CYTATION'S 1998 ANNUAL REPORT TO STOCKHOLDERS, WHICH CONTAINS A COPY OF CYTATION'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS).

                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                       OF

                          COLLEGELINK.COM INCORPORATED

FIRST: The name of the corporation is CollegeLink.com Incorporated (the "Corporation").

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware, County of New Castle, and the name of its registered agent at such address is Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of capital stock that the Corporation shall have the authority to issue shall be 110,000,000 shares, consisting of 100,000,000 shares of common stock, $0.001 par value per share ("Common Stock"), and 10,000,000 shares of preferred stock, $.01 par value per share ("Preferred Stock").

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation:

A.       COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any Series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of Common Stock will be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation. There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential liquidation rights of any then outstanding Preferred Stock.

B.       PREFERRED STOCK.

         Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. No share of Preferred Stock that is redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided herein or by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided herein, in any such resolution or resolutions, or by law.

         Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided by law or by this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C.       SERIES A PREFERRED SHARES

         1. DESIGNATION AND INITIAL NUMBER. Of the 10,000,000 authorized shares of Preferred Stock two million five hundred thousand (2,500,000) shall be designated the "Series A Preferred Shares". The Stated Value of the Series A Preferred Stock shall be $4.00 per share, and the Par Value of the Series A Preferred Stock shall be $.01 per share.

         2. DISTRIBUTIONS. The holders of the Series A Preferred Stock shall be entitled to receive, out of funds at the time legally available for payment of dividends in the State of Delaware, a cumulative dividend at the rate of six percent (6%) per share per annum, payable quarterly in equal installments on the first day of each successive quarter each year, if, as and when determined by the Board of Directors, before any dividend shall be set apart or paid on any other capital stock for such year.

         3. CONVERSION. The Series A Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when so converted, shall be canceled and retired and shall not be reissued as such:

                  (a) Any holder of the Series A Preferred Stock may at any time or from time to time convert such stock into the Common Stock of the Company, on presentation and surrender to the Company, of the certificates of the Series A Preferred Stock to be so converted together with the Notice of Conversion ("Conversion Notice").

                           Conversion shall be deemed to have been effected on
the date the Conversion Notice is given by the Investor to the Company (the "Conversion Date"). Within 10 business days after receipt of the Conversion Notice, the Company shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, or by overnight delivery service, to the address designated by the Investor in the Conversion Notice, a stock certificate or stock certificates of the Company representing the number of shares of Common Stock to which such Investor is entitled and a check or cash in payment of all accrued and unpaid dividends.

                  (b) Each holder of Series A Preferred Stock shall have the right to convert such Series A Preferred Stock on and subject to the following terms and conditions:

                           (i)      The Series A Preferred Stock shall be
converted into Common Stock at the conversion rate, determined as hereinafter provided, in effect at the time of conversion. Unless such conversion rate shall be adjusted as hereinafter provided, the conversion rate shall be one (1) share of Common Stock for each share of Series A Preferred Stock so converted at $4.00 per share ("Conversion Ratio").

                           (ii)     In order to convert Series A Preferred Stock
into Common Stock, the holder thereof shall on any business day surrender to American Securities Transfer, Inc., whose address is 12039-Z2 West Alameda Parkway, Lakewood, Colorado 80228 (or any other transfer agent designated by the Company by written notice to the holders of Series A Preferred Stock), the certificate or certificates representing such shares, duly endorsed to the Company or in blank, and give written notice to the Company at said office of the number of said shares which such holder elects to convert. Conversion of the Series A Preferred Stock shall be deemed to have been effected on the date a conversion notice is given by the Investor to the Company, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the date of any conversion, the Company shall issue and deliver a certificate or certificates representing the number of shares of Common Stock issuable upon such conversion, together with cash in lieu of any fraction of a share, to the person or persons entitled to receive same. In case of the conversion of only a part of the shares of any holder of Series A Preferred Stock, the Company shall also issue and deliver to such holder a new certificate of Series A Preferred Stock representing the number of shares of such Series A Preferred Stock not converted by such holder.

                  (c) The Company may require mandatory conversion of all, but not less than all, of the Series A Preferred Stock on or after the first anniversary of the initial purchase and sale of the Series A Preferred Stock ("the Mandatory Conversion Date"), provided that:

                           (i)      The average closing bid price of the Company
on the Over-the-Counter Bulletin Board or the Nasdaq Stock Exchange or other principal trading market for the Common Stock, as applicable, for the twenty
(20) consecutive trading days immediately preceding the Mandatory Conversion Date has exceeded $6.00 per share, or;

                           (ii)     If there is a reorganization of the Company
involving an exchange of Company's Common Stock for shares of a United States domiciled corporation the shares of which are trading on a national exchange or on the Nasdaq Stock Market.

                           Conversion of the Series A Preferred Shares to Common
Stock pursuant to this paragraph 3(c) shall be deemed to have occurred on the Mandatory Conversion Date whether or not an Investor delivers to the Company its certificate or certificates for the Series A Preferred Stock.

                  (d) The Conversion Ratio shall be subject to adjustment as follows:

                           (i)      In case issued and outstanding shares of
Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be subdivided or split up (the "Split Record Date") shall be proportionately increased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be combined (the "Combination Record Date") shall be proportionately decreased, such increase or decrease, as the case may be, becoming effective immediately after the opening of business on the business day immediately after the Split Record Date or the Combination Record Date, as the case may be.

                           (ii)     In case of any capital reorganization, any
reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split up or combination of shares), or the merger of the Company with or into another person or entity (other than a merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or of the sale, exchange, lease, transfer or other disposition of all or substantially all of the properties and assets of the Company as an entirety or the participation by the Company in a share exchange as the corporation the stock of which is to be acquired, the Series A Preferred Stock shall (effective on the opening of business on the date after the effective date of such reorganization, reclassification, merger, sale or exchange, lease, transfer or other disposition or share exchange) be convertible into the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from surviving such merger or to which such properties and assets shall have been sold, exchanged, leased, transferred or otherwise disposed or which was the corporation whose securities were exchanged for those of the Company to which the holder of the number of shares of Common Stock deliverable (at the close of business on the date immediately preceding the effective date of such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange) upon conversion of Series A Preferred Stock would have been entitled upon such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange. The provisions of this subparagraph 3(b)(ii) shall similarly apply to successive reorganizations, reclassifications, mergers, sales, exchanges, leases, transfers or other dispositions or other share exchanges.

                           (iii)    Whenever the Conversion Ratio shall be
adjusted as provided herein, the Company shall prepare and send to the holders of the Series A Preferred Stock a statement, signed by the chief financial officer of the Company, showing in detail the facts requiring such adjustment and the Conversion Ratio that shall be in effect after such adjustment.

                           (iv)     In the event the Company shall propose to
take any action of the types described in paragraph 3 hereof, the Company shall give notice to the holder of Series A Preferred Stock, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall be given on or prior to the earlier of 30 days prior to the record date or the date which such action shall be taken. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Ratio and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Series A Preferred Stock. Failure to give notice in accordance with this paragraph 3(d)(iv) shall not render such action ultra vires, illegal or invalid.

                  (e) No adjustment of the conversion rate shall be made in any of the following cases:

                           (i)      upon the grant or exercise of stock options
hereafter granted, or under any employee stock option plan now or hereafter authorized, to the extent that the aggregate of the number of shares which may be purchased under such options and the number of shares issued under such employee stock purchase plan is less than or equal to ten percent (10%) of the number of shares of Common Stock outstanding on January 1 of the year of the grant or exercise;

                           (ii)     shares of Common Stock issued upon the
conversion of Series A Preferred Stock;

                           (iii)    shares issued in connection with the
acquisition by the Company or by any subsidiary of the Company of 80% or more of the assets of another corporation, and shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the voting shares of another corporation (including shares issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of 80% of such voting shares), shares issued in a merger of the Company or a subsidiary of the Company with another corporation in which the Company or the Company's subsidiary is the surviving corporation, and shares issued upon the conversion of other securities issued in connection with any such acquisition or in any such merger;

                           (iv)     shares issued by way of dividend or other
distribution on Common Stock excluded from the calculation of the adjustment under this paragraph 3(e)(iv) or on Common Stock resulting from any subdivision or combination of Common Stock so excluded; or

                           (v)      shares issued pursuant to all stock options
and warrants outstanding on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation of the Company ("Certificate").

                  (f) Whenever the conversion rate is adjusted as herein provided, the Company shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion rate and showing in reasonable detail the facts upon which such adjustment is based. As promptly as practicable, the Company shall cause a copy of such certificate to be mailed to each holder of record of issued and outstanding Series A Preferred Stock at the address of such holder appearing on the Company's books.

                  (g) The Company shall pay all taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of Series A Preferred Stock pursuant hereto, but shall not pay any tax which may be payable with respect to income or gains of the holder of any Series A Preferred Stock or Common Stock or any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Stock in a name other than that in which the Series A Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                  (h) Upon conversion of any shares of Series A Preferred Stock, the holders of the shares of Series A Preferred Stock so converted shall not be entitled to receive any dividends declared with respect to such shares of Series A Preferred Stock unless such dividends shall have been declared by the Board of Directors and the record date for such dividends shall have been on or before the date such shares shall have been converted. No payment or adjustment shall be made on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

                  (i) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such shares so surrendered. If the conversion of any share of Series A Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the current market of the Common Stock on the day of conversion shall be paid to such holder in cash by the Company.

                  (j) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, for the purpose of effecting the conversion of the issued and outstanding Series A Preferred Stock, the full number of shares of Common Stock then deliverable in the event and upon the conversion of all of the Series A Preferred Stock then issued and outstanding.

         4. LIQUIDATION OR DISSOLUTION. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Company, the holders of the issued and outstanding Series A Preferred Stock shall be entitled to receive for each share of Series A Preferred Stock, before any distribution of the assets of the Company shall be made to the holders of any other capital stock, a dollar amount equal to the Stated Value thereof plus all accrued and unpaid distributions declared thereon, without interest. After such payment shall have been made in full to the holders of the issued and outstanding Series A Preferred Stock, or funds necessary for such payment shall have been set aside in trust for the account of the holders of the issued and outstanding Series A Preferred Stock so as to be and continue to be available therefor, then, before any further distribution of the assets of the Company shall be made, a dollar amount equal to that already distributed to the holders of the Series A Preferred Stock shall be distributed pro-rata to the holders of the other issued and outstanding capital stock of the Company, subject to the rights of any other class of capital stock set forth in the Certificate of Incorporation, as amended, of the Company. After such payment shall have been made in full to the holders of such other issued and outstanding capital stock, or funds necessary for such payment shall have been set aside in trust for the account of the holders of such other issued and outstanding capital stock so as to be and continue to be available therefor, the holders of the issued and outstanding Series A Preferred Stock shall be entitled to participate with the holders of all other classes of issued and outstanding capital stock in the final distribution of the remaining assets of the Company, and, subject to any rights of any other class of capital stock set forth in the Certificate of Incorporation, as amended, of the Company, the remaining assets of the Company shall be divided and distributed ratably among the holders of both the Series A Preferred Stock and the other capital stock then issued and outstanding according to the proportion by which their respective record ownership of shares of the Series A Preferred Stock and such capital stock bears to the total number of shares of the Series A Preferred Stock and such capital stock then issued and outstanding. If, upon such liquidation, dissolution, or winding up, the assets of the Company distributable, as aforesaid, among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to them of said amount, the entire assets shall be distributed ratably among the holders of the Series A Preferred Stock. A consolidation or merger of the Company, a share exchange, a sale, lease, exchange or transfer of all or substantially all of its assets as an entirety, or any purchase or redemption of stock of the Company of any class, shall not be regarded as a "liquidation, dissolution, or winding up of the affairs of the Company" within the meaning of this paragraph 4.

         5. VOTING RIGHTS. Except as otherwise provided in paragraph 6 below, each share of Series A Preferred Stock is entitled to one vote, voting together with the holders of shares of Common Stock and not as a class, on each matter submitted to a vote at a meeting of stockholders of the Company.

         6. CHANGES IN TERMS OF SERIES A PREFERRED STOCK. The terms of the Series A Preferred Stock may not be amended, altered or repealed, and no class of capital stock or securities convertible into capital stock shall be authorized which has superior rights to the Series A Preferred Stock as to distributions, liquidation or vote, without the consent of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock.

         7. NO IMPLIED LIMITATIONS. Except as otherwise provided by express provisions of this Certificate, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to classify and reclassify and issue any shares of Series A Preferred Stock and to fix or alter all terms thereof to the full extent provided in the Certificate of Incorporation, as amended, of the Company.

         8. GENERAL PROVISIONS. In addition to the above provisions with respect to the Series A Preferred Stock, such Series A Preferred Stock shall be subject to, and entitled to the benefits of the provisions set forth in this Certificate of Incorporation with respect to Preferred Stock generally.

         9. NOTICES. All notices required or permitted to be given by the Company with respect to the Series A Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, or by overnight delivery service, to the holders of the Series A Preferred Stock at their last addresses as they shall appear upon the books of the Company, shall be conclusively presumed to have been duly given, whether or not the stockholder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption, shall not affect the validity of the proceedings for the redemption of any other shares of Preferred Stock.

D.       SERIES B PREFERRED SHARES

         1. DESIGNATION. Of the 10,000,000 shares of authorized Preferred Stock, 300,000 shall be designated and known as "Series B Preferred Stock".

         2. CONVERSION. The holders of Series B Preferred Stock shall have conversion rights as follows:

                  (a) DEFINITIONS. For the purposes of this Section 2, the following definitions shall apply:

                  "AUTOMATIC CONVERSION DATE" means the first anniversary of the Original Issue Date.

                  "AUTOMATIC CONVERSION DATE PRICE" means the average of the closing bid price per share of the Common Stock (as quoted on the Nasdaq OTC Bulletin Board, or the Nasdaq Stock Market, as the case may be) for the 20 consecutive trading days immediately preceding the Automatic Conversion Date.

                  "CLOSING DATE PRICE" means $7.625.

                  "COMMON STOCK" means the common stock, $.001 par value per share, of the Corporation.

                  "OPTIONAL CONVERSION DATE PRICE" means, with respect to a given date, the average of the closing bid price per share of the Common Stock (as quoted on the Nasdaq OTC Bulletin Board, or the Nasdaq Stock Exchange, as the case may be) for the 10 consecutive trading days immediately preceding such date.

                  "ORIGINAL ISSUE DATE" of the Company's Series B Preferred Stock means August 10, 1999, the first date on which a share of Series B Preferred Stock of Cytation.com Incorporated, a predecessor company, was issued in New York.

                  "SERIES B CONVERSION PRICE" is the price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without the payment of any additional consideration by the holder thereof.

                  "TRANSFER AGENT" means American Securities Transfer, Inc., whose address is 12039-Z2 West Alameda Parkway, Lakewood, Colorado 80228, and any successor transfer agent appointed by the Corporation.


                  (b) RIGHT TO CONVERT; CONVERSION PRICE. Subject to the terms and conditions of this Section 2, each share of Series B Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof at the office of the Transfer Agent, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $15.00 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series B Preferred Stock) by the Series B Conversion Price, determined as hereinafter provided, in effect at the time of conversion.

                  (c)      AUTOMATIC CONVERSION.

                           (i)      TIMING AND PRICE. Each share of Series B
Preferred Stock shall automatically be converted into shares of Common Stock on the Automatic Conversion Date. For the purposes of this Section 2(c), the Series B Conversion Price on the Automatic Conversion Date shall be equal to the greater of (i) the Closing Date Price (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Common Stock) and (ii) the Automatic Conversion Date Price.

                           (ii)     MECHANICS. On the Automatic Conversion Date,
the Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Transfer Agent; PROVIDED, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series B Preferred Stock being converted are either delivered to the Transfer Agent, or the holder notifies the Transfer Agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith and, if the Corporation so elects, provides an appropriate indemnity bond. On the Automatic Conversion Date, all rights with respect to the Series B Preferred Stock so converted shall terminate except for the right of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted. Upon the automatic conversion of the Series B Preferred Stock, the holders of such Series B Preferred Stock shall surrender the certificates representing such shares at the office of the Transfer Agent. If so required by the Transfer Agent, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Transfer Agent, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series B Preferred Stock surrendered were convertible on the Automatic Conversion Date. No fractional share of Common Stock shall be issued upon automatic conversion of the Series B Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Automatic Conversion Date Price.

                  (d)      OPTIONAL CONVERSIONS.

                           (i)      TIMING AND PRICE. Each share of Series B
Preferred Stock may be converted into shares of Common Stock, at the option of the holder thereof, at any time (i) after the Original Issue Date, (ii) prior to the Automatic Conversion Date and (iii) that the Optional Conversion Date Price is greater than $15.00 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Common Stock). For the purposes of this Section 2(d), the Series B Conversion Price applicable to an optional conversion pursuant to this Section 2(d) shall be the Optional Conversion Date Price on the date of the Conversion Notice (as defined below).

                           (ii)     MECHANICS. In order to convert his shares of
Series B Preferred Stock into shares of Common Stock pursuant to this Section 2(d), a holder of Series B Preferred Stock shall surrender the certificate or certificates therefor at the office of the Transfer Agent, and shall give written notice (the "CONVERSION NOTICE") to the Transfer Agent at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. On the date of conversion, all rights with respect to the Series B Preferred Stock so converted shall terminate, except any of the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted. If so required by the Transfer Agent, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Transfer Agent, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional share of Common Stock shall be issued upon optional conversion of the Series B Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Optional Conversion Date Price on the date of the Conversion Notice. The Corporation shall cause the Transfer Agent, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver at such office to such holder of Series B Preferred Stock, or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the Conversion Notice, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  (e) NOTICES. All notices required or permitted to be sent pursuant to this Section 2 shall be deemed sufficient if contained in a written instrument and delivered in person or duly sent by first-class mail postage prepaid or by fax or DHL, Federal Express or other recognized express courier service, addressed to the intended recipient at the recipient's address as it appears on the books of the Corporation.

         3. DIVIDENDS. The holders of shares of Series B Preferred Stock shall not be entitled to receive any dividends.

         4. LIQUIDATION RIGHTS. The holders of shares of Series B Preferred Stock shall not be entitled to any preferential payment or distribution in the event of any liquidation, dissolution or winding up of the Corporation, but shall share ratably on an as-converted basis assuming automatic conversion in any distribution of the assets of the Corporation to all the holders of Common Stock.

         5. VOTING RIGHTS. Except as otherwise required by law or as set forth in the Certificate of Incorporation of the Corporation, the holders of Series B Preferred Stock shall not be entitled to vote on any matter or to notice of any meeting of the stockholders.

         6. NO REISSUANCE OF PREFERRED STOCK. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

         7. RESIDUAL RIGHTS. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

E.       SERIES C PREFERRED SHARES

         1. DESIGNATION, INITIAL NUMBER AND DATE OF ISSUE. Of the 10,000,000 shares of authorized Preferred Stock, 1,000,000 shall be designated and known as the "Series C Preferred Stock" (the "Series C Preferred Stock"). The Stated Value of the Series C Preferred Stock shall be $4.00 per share, and the Par Value of the Series C Preferred Stock shall be $.01 per share. September 30, 1999, the date on which the Series C Preferred Stock of Cytation.com Incorporated, a predecessor company, was issued in New York is referred to herein as the "Date of Issue" of the Company's Series C Preferred Stock.

         2. DISTRIBUTIONS. The holders of the Series C Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Company, out of funds at the time legally available for payment of dividends in the State of Delaware, a cumulative dividend at an annual rate, based on a year of 360 days consisting of 12 thirty-day months, equal to 6% applied to the amount of the Stated Value per share of Series C Preferred Stock. Such dividends shall be payable in respect of each share of Series C Preferred Stock quarterly, in arrears, on the last day of March, June, September and December in each year (each a "Dividend Payment Date"), commencing on the first such date to occur which is at least thirty days after its Date of Issue. The dividend payable on the first Dividend Payment Date shall be calculated and based on the period from the Date of Issue through such Dividend Payment Date. Each period commencing on the later of the Date of Issue of a share of the Series C Preferred Stock or the first day after the last preceding Dividend Payment Date and ending on the next Dividend Payment Date or, in the case of a final dividend, the effective date of a liquidating distribution or conversion of such shares of Series C Preferred Stock into Common Stock is referred to herein as a "Dividend Period." If the date fixed for payment of a final liquidating distribution on any shares of Series C Preferred Stock or the date on which any shares of Series C Preferred Stock are converted into Common Stock does not coincide with a Dividend Payment Date, then subject to the provisions hereof relating to such liquidating distribution or conversion, the final Dividend Period applicable to such shares shall be the period from the last Dividend Payment Date prior to the date such liquidating distribution or conversion occurs through the effective date of such liquidating distribution or conversion.

         3. CONVERSION. Subject to the limitation set forth in PARAGRAPH 3(k) below, the Series C Preferred shall be convertible into such number of fully paid, validly issued and nonassessable shares of Common Stock, free and clear of any liens, claims or encumbrances as hereinafter provided and, when so converted, shall be canceled and retired and shall not be reissued as such:

                  (a) Any holder of the Series C Preferred Stock may at any time or from time to time convert such stock into the Common Stock of the Company. In order to convert the Series C Preferred Stock into Common Stock, the holder thereof on any business day must present and surrender to the Company at its offices located at 55 Hammarlund Way, Newport, RI 02842 (or such other address as the Company shall designate) the certificate or certificates of the Series C Preferred Stock to be converted into Common Stock, duly endorsed to the Company or in blank, together with a notice of conversion, which shall state therein the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates for Common Stock to be issued ("CONVERSION NOTICE").

                  (b) Each holder of Series C Preferred Stock shall have the right to convert such Series C Preferred Stock on and subject to the following terms and conditions:

                           (i)      The Series C Preferred Stock shall be
converted into Common Stock at the conversion ratio, determined as hereinafter provided, in effect at the time of conversion. Unless such conversion ratio shall be adjusted as hereinafter provided, the conversion ratio shall be one (1) share of Common Stock for each share of Series C Preferred Stock ("CONVERSION RATIO").

                           (ii)     The conversion of the Series C Preferred
Stock shall be deemed to have occurred on the date the holder thereof provides and surrenders, as the case may be, to the Company, pursuant to paragraph 3(a) hereof, a Conversion Notice and the certificate or certificates representing the Series C Preferred Stock to be converted into Common Stock, duly endorsed to the Company or in blank. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the date of any conversion, but in no event later than 10 business days following the receipt by the Company of the Conversion Notice, the Company shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, or by overnight delivery service, to the address designated by the holder in the Conversion Notice, a stock certificate or stock certificates of the Company representing the number of shares of Common Stock to which such holder is entitled, together with check or cash in lieu of any fraction of a share and in payment of all accrued and unpaid dividends, to the person or persons entitled to receive same. In case of the conversion of only a part of the shares of any holder of Series C Preferred Stock, the Company shall also issue and deliver to such holder a new certificate of Series C Preferred Stock representing the number of shares of such Series C Preferred Stock not converted by such holder.

                  (c)      (i)      Subject to the limitation set forth in
PARAGRAPH 3(k) below, the Company may require mandatory conversion of all, but not less than all, of the Series C Preferred Stock on or after the first anniversary of the initial purchase and sale of the Series C Preferred Stock (the "MANDATORY CONVERSION DATE"), provided that (x) after the first anniversary of the initial purchase and sale of the Series C Preferred Stock the average closing bid price of the Company's Common Stock on the Over-the-Counter Bulletin Board or the Nasdaq Stock Exchange, as applicable, for the 20 consecutive trading days immediately preceding the Mandatory Conversion Date has exceeded $6.00 per share; and (y) the Company elected to mandatory convert all other series of Preferred Stock.

                           (ii)     Conversion of the Series C Preferred Stock
into Common Stock pursuant to this paragraph 3(c) shall be deemed to have occurred on the Mandatory Conversion Date whether or not the holder of such stock delivers to the Company its certificate or certificates for the Series C Preferred Stock. Anything in this Section 3(c) to the contrary notwithstanding, the Company may not require the conversion of any shares of Series C Preferred Stock unless, concurrently with such mandatory conversion, the Company shall also require the mandatory conversion of the same Pro Rata Proportion (as hereinafter defined) of shares of the Series A Preferred Stock of the Company. For the purposes of the preceding sentence "Pro Rata Proportion" shall mean a fraction the numerator of which shall be the number of shares of Series C Preferred Stock or Series A Preferred Stock, as the case may be, subject to mandatory conversion and the denominator of which shall be all outstanding shares of Series C Preferred Stock or Series A Preferred Stock, as the case may be.

                  (d) The Conversion Ratio shall be subject to adjustment as follows:

                           (i)      If the Company subdivides (e.g., stock
dividend) or splits up the issued and outstanding shares of Common Stock into a greater number of shares of the Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be subdivided or split up (the "SPLIT RECORD DATE") shall be proportionately increased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Ratio in effect at the opening of business on the business day immediately preceding the date fixed for the determination of the stockholders whose shares of Common Stock shall be combined (the "COMBINATION RECORD DATE") shall be proportionately decreased, such increase or decrease, as the case may be, becoming effective immediately after the opening of business on the business day immediately after the Split Record Date or the Combination Record Date, as the case may be.

                           (ii)     In case of any capital reorganization, any
reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split up or combination of shares), or the merger of the Company with or into another person or entity (other than a merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or of the sale, exchange, lease, transfer or other disposition of all or substantially all of the properties and assets of the Company as an entirety or the participation by the Company in a share exchange as the corporation the stock of which is to be acquired, the Series C Preferred Stock shall (effective on the opening of business on the date after the effective date of such reorganization, reclassification, merger, sale or exchange, lease, transfer or other disposition or share exchange) be convertible into the kind and number of shares of stock or other securities or property of the Company or of the surviving corporation resulting from such merger or to which such properties and assets shall have been sold, exchanged, leased, transferred or otherwise disposed or which was the corporation whose securities were exchanged for those of the Company to which the holder of the number of shares of Common Stock deliverable (at the close of business on the date immediately preceding the effective date of such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange) upon conversion of Series C Preferred Stock would have been entitled upon such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange. The provisions of this subparagraph 3(b)(ii) shall similarly apply to successive reorganizations, reclassifications, mergers, sales, exchanges, leases, transfers or other dispositions or other share exchanges.

                           (iii)    If the Company shall issue to the holders of
its Common Stock rights or warrants to subscribe for or purchase shares of its Common Stock at a price less than 90% of the Current Market Price (as defined below in this paragraph) of the Company's Common Stock at the record date fixed for the determination of the holders of Common Stock entitled to such rights or warrants, the conversion rate in effect immediately prior to said record date shall be increased, effective at the opening of business on the next following full business day, to an amount determined by multiplying such conversion rate by a fraction the numerator of which is the number of shares of Common Stock of the Company outstanding immediately prior to said record date plus the number of additional shares of its Common Stock offered for subscription or purchase and the denominator of which is said number of shares outstanding immediately prior to said record date plus the number of shares of Common Stock of the Company which the aggregate subscription or purchase price of the total number of shares so offered would purchase at the Current Market Price of the Company's Common Stock at said record date. The term "Current Market Price" at said record date shall mean the average of the daily last reported sale prices per share of the Company's Common Stock on the principal stock exchange on which the Common Stock is then listed during the 20 consecutive full business days commencing with the 30th full business day before said record date, provided that if there was no reported sale on any such day or days there shall be substituted the average of the closing bid and asked quotations on that exchange on that day, and provided further that if the Common Stock was not listed on any stock exchange on any such day or days there shall be substituted the average of the lowest bid and the highest asked quotations in the over-the-counter market on that day.

                           (iv)     Whenever the Conversion Ratio shall be
adjusted as provided herein, the Company shall prepare and send to the holders of the Series C Preferred Stock a statement, signed by the chief financial officer of the Company, showing in detail the facts requiring such adjustment and the Conversion Ratio that shall be in effect after such adjustment.


                           (v)      In the event the Company shall propose to
take any action of the types described in PARAGRAPH 3(d) hereof, the Company shall give notice to the holder of Series C Preferred Stock, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall be given on or prior to the earlier of 30 days prior to the record date or the date which such action shall be taken. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Ratio and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Series C Preferred Stock. Failure to give notice in accordance with this PARAGRAPH 3(d)(v) shall not render such action ultra vires, illegal or invalid.

                  (e) No adjustment of the Conversion Ratio shall be made in any of the following cases:

                           (i)      the grant or exercise of stock options
hereafter granted, or under any employee stock option plan now or hereafter authorized, to the extent that the aggregate of the number of shares which may be purchased under such options and the number of shares issued under such employee stock option plan is less than or equal to ten percent (10%) of the number of shares of Common Stock outstanding on January 1 of the year of the grant or exercise;

                           (ii)     the issuance of shares of Common Stock in
connection with the acquisition by
the Company or by any subsidiary of the Company of 80% or more of the assets of another corporation, and shares issued in connection with the acquisition by the Company or by any subsidiary of the Company of 80% or more of the voting shares of another corporation (including shares issued in connection with such acquisition of voting shares of such other corporation subsequent to the acquisition of an aggregate of 80% of such voting shares), shares issued in a merger of the Company or a subsidiary of the Company with another corporation in which the Company or the Company's subsidiary is the surviving corporation, and shares issued upon the conversion of other securities issued in connection with any such acquisition or in any such merger;

                           (iii)    the issuance of shares of Common Stock
pursuant to all stock options, warrants and convertible securities outstanding on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation of the Company ("CERTIFICATE").

                           (iv)     sales of Common Stock of the Company for
cash in an underwritten public offering.

                  (f) Whenever the Conversion Ratio is adjusted as herein provided, the Company shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion ratio and showing in reasonable detail the facts upon which such adjustment is based. As promptly as practicable, the Company shall cause a copy of such certificate to be mailed to each holder of record of issued and outstanding Series C Preferred Stock at the address of such holder appearing on the Company's books.

                  (g) The Company shall pay all taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of Series C Preferred Stock pursuant hereto, but shall not pay any tax which may be payable with respect to income or gains of the holder of any Series C Preferred Stock or Common Stock or any tax which may be payable in respect of any transfer involved in the issue and delivery of the Common Stock in a name other than that in which the Series C Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                  (h)      (i)      Upon conversion of any shares of Series C
Preferred Stock pursuant to paragraphs 3(a) and (b) hereof, the holders of such shares of Series C Preferred Stock so converted shall not be entitled to receive any dividends declared with respect to such shares of Series C Preferred Stock unless such dividends shall have been declared by the Board of Directors and the record date for such dividends shall have been on or before the date such shares shall have been converted. No payment or adjustment shall be made on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of the conversion of shares of Series C Preferred Stock pursuant to paragraphs 3(a) and 3(b) hereof.

                           (ii)     Upon the mandatory conversion of any shares
of Series C Preferred Stock pursuant to paragraph 3(c) hereof, the holders of such shares of Series C Preferred Stock so converted shall be entitled to receive a dollar amount equal to all accrued dividends and unpaid distributions prior to the Mandatory Conversion Date, whether or not declared thereon.


                  (i) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series C Preferred Stock. If more than one share of Series C Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of such shares so surrendered. If the conversion of any share of Series C Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the current market value of the Common Stock on the day of conversion shall be paid to such holder in cash by the Company. For purposes of this paragraph 3(i), "current market value of Common Stock" shall mean the value of the Common Stock as reflected in the last trade of the Common Stock on the date of conversion.

                  (j) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, for the purpose of effecting the conversion of the issued and outstanding Series C Preferred Stock, the full number of shares of Common Stock then deliverable in the event and upon the conversion of all of the Series C Preferred Stock then issued and outstanding.

                  (k) In no event shall PNC Bank Corp. or any indirect or direct subsidiary thereof (collectively, "PNC") be entitled to convert any shares of Series C Preferred Stock nor shall the Company be entitled to require conversion of any shares of Series C Preferred Stock in excess of that number of shares of Series C Preferred Stock upon the conversion of which the sum of (1) the number of shares of Common Stock beneficially owned (as such term is defined for the purposes of Rule 13(d) promulgated under the Securities Exchange Act of 1934, as amended) by PNC and (2) the number of shares of Common Stock issuable upon the conversion of the number of shares of Series C Preferred Stock with respect to which the determination in this provision is made, would result in the beneficial ownership by PNC of five percent (5%) or more of the issued and outstanding shares of Common Stock and any series of voting preferred stock of the Company unless PNC has provided to the Company a written opinion of counsel that a greater percentage of beneficial ownership of such capital stock is permissible pursuant to then applicable laws or regulations.

         4. LIQUIDATION OR DISSOLUTION. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Company, the holders of the issued and outstanding Series C Preferred Stock shall be entitled to receive for each share of Series C Preferred Stock, before any distribution of the assets of the Company shall be made to the holders of any other class of capital stock, except for holders of the Series A Convertible Preferred Stock which shall have the rights and preferences set forth above, a dollar amount equal to the Stated Value thereof plus all accrued and unpaid distributions whether or not earned or declared thereon, without interest. After payments in full have been made to all holders of any series of the issued and outstanding preferred stock of the Company, or funds necessary for such payment shall have been set aside in trust for the account of the holders of any series of the issued and outstanding preferred stock of the Company, so as to be and continue to be available therefor, then, before any further distribution of the assets of the Company shall be made, a dollar amount equal to that already distributed to the holders of any series of the issued and outstanding preferred stock of the Company shall be distributed pro-rata to the holders of the other issued and outstanding classes of capital stock of the Company, subject to the rights of any other class of capital stock set forth in the Certificate of Incorporation, as amended, of the Company. After such payment shall have been made in full to the holders of such other issued and outstanding capital stock, or funds necessary for such payment shall have been set aside in trust for the account of the holders of such other issued and outstanding capital stock so as to be and continue to be available therefor, the holders of the issued and outstanding Series C Preferred Stock shall be entitled to participate with the holders of all other classes of issued and outstanding capital stock in the final distribution of the remaining assets of the Company, and, subject to any rights of any other class of capital stock set forth in the Certificate of Incorporation, as amended, of the Company, the remaining assets of the Company shall be divided and distributed ratably among the holders of both the Series C Preferred Stock and the other capital stock then issued and outstanding according to the proportion by which their respective record ownership of shares of Common Stock Equivalents (as defined below in this paragraph) bears to the total number of shares of Common Stock Equivalents then issued and outstanding. "Common Stock Equivalents" shall mean all shares of Common Stock that are outstanding plus all shares of Common Stock issuable upon conversion of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or the Series C Preferred Stock or any other series of convertible preferred stock of the Company. If, upon such liquidation, dissolution, or winding up, the assets of the Company distributable, as aforesaid, among the holders of any series of preferred stock of the Company shall be insufficient to permit the payment to them of said amount, the entire assets shall be distributed ratably among the holders of any series of issued and outstanding preferred stock of the Company. A consolidation or merger of the Company, a share exchange, a sale, lease, exchange or transfer of all or substantially all of its assets as an entirety, or any purchase or redemption of stock of the Company of any class, shall not be regarded as a "liquidation, dissolution, or winding up of the affairs of the Company" within the meaning of this paragraph 4.

         5.       VOTING RIGHTS AND BOARD REPRESENTATION

                  (a) Except as otherwise required by applicable law, the Series C Preferred Stock shall not be entitled to vote on any matter.

                  (b) So long as there are at least 500,000 shares of Series C Preferred Stock outstanding (which number shall be subject to proportional adjustment to reflect any subdivisions, splits or reverse stock splits of the Series C Preferred Stock) the holders of the Series C Preferred Stock voting separately as a class shall be entitled, as such holders voting separately as a class may determine, to elect one director to the Board of Directors or to appoint one observer to the Board of Directors.

         6. CHANGES IN TERMS OF SERIES C PREFERRED STOCK. The terms of the Series C Preferred Stock may not be amended, altered or repealed, and no class of capital stock or securities convertible into capital stock shall be authorized, including by way of a merger, which has superior rights to the Series C Preferred Stock as to distributions or liquidation, without the consent of the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock. This Section 6 shall in no way limit the Company's abilities to issue securities which are pari passu with the Series C Preferred Stock.

         7. NO IMPLIED LIMITATIONS. Except as otherwise provided by express provisions of this Certificate, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to classify and reclassify and issue any shares of Series C Preferred Stock and to fix or alter all terms thereof to the full extent provided in the Certificate of Incorporation, as amended, of the Company.

         8. GENERAL PROVISIONS. In addition to the above provisions with respect to the Series C Preferred Stock, such Series C Preferred Stock shall be subject to, and entitled to the benefits of, the provisions set forth in the Company's Certificate of Incorporation, as amended, of the Company with respect to preferred stock generally but not with respect any series of preferred stock in particular.

         9. NOTICES. All notices required or permitted to be given by the Company with respect to the Series C Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, or by overnight delivery service, to the holders of the Series C Preferred Stock at their last addresses as they shall appear upon the books of the Company, shall be conclusively presumed to have been duly given, whether or not the stockholder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for redemption, shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock.

FIFTH: In furtherance of and not in limitation of powers conferred by statute, it is further provided that:

         (a)      (1)      The business and affairs of the Corporation shall be
managed under the direction of a Board of Directors, consisting of not less than three nor more than twelve Directors, the number of which shall be determined from time to time by resolution adopted by affirmative of a majority of Directors then in office. The Directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, Class I, Class II and Class III, each consisting as nearly as possible of one-third of the whole number of the Board of Directors. All Directors shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, disqualification or removal. At the first election of Directors following adoption of this provision by the stockholders of the Corporation, Class I Directors shall be elected for a term of one year; Class II Directors shall be elected for a term of two years; and Class III Directors shall be elected for a term of three years; and at each annual election thereafter, successors to the Directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of Directors shall expire in each year. Any vacancy on the Board of Directors that results from an increase in the number of Directors may be filled by the affirmative vote of a majority of the Directors then in office, and any other vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall serve for a term equivalent to the remaining unserved portion of the term of such newly elected

Director's predecessor.

                           Notwithstanding the foregoing, whenever the holders
of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation applicable thereto, and such Directors shall not be divided into classes pursuant to this Article FIFTH (a)(1) unless expressly provided by such terms.

                           (2) RESIGNATION OR REMOVAL OF DIRECTORS. Any director
or the entire Board of Directors may be removed for "Cause," as hereinafter defined, by the holders of a majority of the stock issued and outstanding and entitled to vote at an election of directors; provided, however, that the directors elected by a particular class of stockholders may be removed only by the vote of the holders of a majority of the shares of such class. No director may be removed without "Cause" by vote of the stockholders. Any director may resign at any time by delivering a resignation in writing to the principal executive officer or the secretary or to a meeting of the Board of Directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time; and without in either case the necessity of its being accepted unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation) no director removed shall have any right to receive compensation as such director for any period following the director's resignation or removal, or any right to damages on account of such removal, whether the director's compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation. For purposes of this Section 4.16, "Cause" means:

                           (A) willful and continued material failure, refusal
or inability to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably damaging to the Corporation; or

                           (B) conviction for any crime involving moral
turpitude or any other illegal act that materially and adversely reflects upon the business, affairs or reputation of the Company or on one's ability to perform one's duties to the Corporation.

                           (3) Any action required or permitted to be taken by
the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by this Certificate of Incorporation, may be called by the Chairman of the Board of Directors or the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting and business to be transacted at any special meeting of the stockholders.

                           (4) No amendment to the Certificate of Incorporation
of the Corporation shall amend, alter, or repeal any of the provisions of this Article FIFTH (a) unless the amendment effecting such amendment, alteration or repeal shall receive the affirmative vote of or consent of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, considered for the purposes of this Article FIFTH as one class; provided that this paragraph FIFTH (a)(4) shall not apply to, and such seventy-five percent (75%) vote shall not be required for, any such amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the Continuing Directors. For purposes of this paragraph FIFTH (a)(4), a "Continuing Director" shall mean any Director of the Corporation who is or becomes a Director on the date that this Article FIFTH is first adopted by the Corporation's stockholders or any Director elected by a majority of the Continuing Directors then in office to succeed any Director or to fill any vacancy on the Board of Directors whether resulting from an increase in the number of Directors or otherwise.

         (b) Subject to any applicable requirements of law, the books of the Corporation may be kept outside the State of Delaware at such locations as may be designated by the Board of Directors or in the By-Laws of the Corporation.

         (c) The Board of Directors may from time to time determine whether, to what extent, at what times and places and under what conditions and regulations the accounts, books and records of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as and to the extent expressly provided by law or expressly authorized by resolution of the Board of Directors.

         (d) Except as provided to the contrary in the provisions establishing a class of stock, the number of authorized shares of such class may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of a majority of the stock of the Corporation entitled to vote, voting as a single class.


         (e) In addition to the powers and authority herein or by law expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, this Certificate of Incorporation and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SIXTH: The following provisions shall apply with respect to the indemnification of, and advancement of expenses to, certain parties as set forth below:

A.       INDEMNIFICATION.

         1. PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation (including any partially or wholly owned subsidiary of the Corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan) (each of such persons being referred to as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such action, suit or proceeding and any appeal therefrom, if (A) the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation and (B) with respect to any criminal action or proceeding, the Indemnitee had no reasonable cause to believe the Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith, did not act in a manner that the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, did not have reasonable cause to believe that the Indemnitee's conduct was unlawful. Notwithstanding anything to the contrary in this Article SIXTH, except as set forth in Section C.2. of this Article SIXTH, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.

         2. PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in the Corporation's favor by reason of the fact that the Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving as a director, officer or trustee of, or in a similar capacity with, another corporation (including any partially or wholly owned subsidiary of the Corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) that the Court of Chancery of the State of Delaware shall deem proper.

         3. EXPENSES OF SUCCESSFUL INDEMNITEE. Notwithstanding any other provision of this Article SIXTH, to the extent that an Indemnitee has been successful, on the merits or otherwise (including a disposition without prejudice), in defense of any action, suit or proceeding referred to in Section
A.1. or 2. of this Article SIXTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, the Indemnitee shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (A) the disposition being adverse to the Indemnitee,
(B) an adjudication that the Indemnitee was liable to the Corporation, (C) a plea of guilty or nolo contendere by the Indemnitee, (D) an adjudication that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and (E) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe the Indemnitee's conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

         4. PARTIAL INDEMNIFICATION. If any Indemnitee is entitled under any provision of this Section A. to indemnification by the Corporation for a portion, but not all, of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in any appeal therefrom, the Corporation shall indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

B.       ADVANCEMENT OF EXPENSES.

         Subject to Section C.2. of this Article SIXTH, in the event that the Corporation does not assume a defense pursuant to Section C.1. of this Article SIXTH of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article SIXTH, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final deposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article SIXTH. Any such undertaking by an Indemnitee shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

C.       PROCEDURES.

         1. NOTIFICATION AND DEFENSE OF CLAIM. As a condition precedent to any Indemnitee's right to be indemnified, the Indemnitee must promptly notify the Corporation in writing of any action, suit, proceeding or investigation involving the Indemnitee for which indemnity will or may be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee; provided that the Corporation shall not be entitled, without the consent of the

Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such claim. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided in this Section
C.1. The Indemnitee shall have the right to employ the Indemnitee's own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (A) the employment of counsel by the Indemnitee has been authorized by the Corporation, (B) counsel to the Indemnitee has reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (C) the Corporation has not in fact employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation except as otherwise expressly provided by this Article SIXTH.

         2. REQUESTS AND PAYMENT. In order to obtain indemnification or advancement of expenses pursuant to this Article SIXTH, an Indemnitee shall submit to the Corporation a written request therefor, which request shall include documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within sixty days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section A.1.,
A.2. or B. of this Article SIXTH, the Corporation determines, by clear and convincing evidence, within such sixty-day period, that any Indemnitee did not meet the applicable standard of conduct set forth in Section A.1. or A.2. of this Article SIXTH. Such determination shall be made in each instance by (A) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), even though less than a quorum, (B) a majority vote of a quorum of the outstanding shares of capital stock of all classes entitled to vote for directors, which quorum shall consist of stockholders who are not at that time parties to the action, suit, proceeding or investigation in question,
(C) independent legal counsel (who may be regular legal counsel to the Corporation), or (D) a court of competent jurisdiction.

         3. REMEDIES. The right of an Indemnitee to indemnification or advancement of expenses pursuant to this Article SIXTH shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies, in whole or in part, a request of an Indemnitee in accordance with the preceding Paragraph 2. or if no disposition thereof is made within the sixty-day period referred to in the preceding Paragraph 2. Unless otherwise provided by law, the burden of proving that an Indemnitee is not entitled to indemnification or advancement of expenses pursuant to this Article SIXTH shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met any applicable standard of conduct, nor an actual determination by the Corporation pursuant to the preceding Section
C.2. that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing the Indemnitee's right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

D.       RIGHTS NOT EXCLUSIVE.

         The right of an Indemnitee to indemnification and advancement of expenses pursuant to this Article SIXTH shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in the Indemnitee's official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to serve in the capacity with respect to which the Indemnitee's right to indemnification or advancement of expenses accrued, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article SIXTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures supplemental to those set forth in this Article SIXTH. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article SIXTH. In addition, the Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation (including any partially or wholly owned subsidiary of the Corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by such a person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

E.       SUBSEQUENT EVENTS.

         1. AMENDMENTS OF ARTICLE OR LAW. No amendment, termination or repeal of this Article SIXTH or of any relevant provisions of the General Corporation Law of the State of Delaware or any other applicable law shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions of this Article SIXTH with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the effective date of such amendment, termination or repeal. If the General Corporation Law of the State of Delaware is amended after adoption of this Article SIXTH to expand further the indemnification permitted to any Indemnitee, then the Corporation shall indemnify the Indemnitee to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended, without the need for any further action with respect to this Article SIXTH.

         2. MERGER OR CONSOLIDATION. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article SIXTH with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or factors occurring prior to the date of such merger or consolidation.

F.       INVALIDATION.

         If any or all of the provisions of this Article SIXTH shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable provision of this Article SIXTH that shall not have been invalidated and to the fullest extent permitted by the General Corporation Law of the State of Delaware or any other applicable law.

G.       DEFINITIONS.

         Unless defined elsewhere in this Amended and Restated Certificate of Incorporation, any term used in this Article SIXTH and defined in Section 145(h) or (i) of the General Corporation Law of the State of Delaware shall have the meaning ascribed to such term in such Section.

SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

EIGHTH: No director of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages arising out of such director's breach of fiduciary duty as a director of the Corporation, except to the extent that the elimination or limitation of such liability is not permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. No amendment to or repeal of this ARTICLE EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of the director occurring prior to such amendment or repeal.

NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, any other provision of law, this Certificate of Incorporation or the By-Laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of capital stock of the corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, Article FIFTH or Article NINTH of this Certificate of Incorporation.

TENTH: The name and the mailing address of the sole incorporator of the Corporation is:

         NAME                               MAILING ADDRESS
         ----                               ---------------
         Justin Y. Bernold, Esquire         Foley, Hoag & Eliot LLP
                                            One Post Office Square
                                            Boston, MA  02109

         IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 1999.


                                            /s/ Justin Y. Bernold
                                            ------------------------------------
                                            Justin Y. Bernold, Sole Incorporator

                          COLLEGELINK.COM INCORPORATED

             MINUTES OF THE SPECIAL MEETING OF THE SOLE STOCKHOLDER

                                NOVEMBER 1, 1999

         A special meeting of the sole stockholder of CollegeLink.com Incorporated, a Delaware corporation (the "corporation"), was held on November 1, 1999, at the offices of the corporation at 55 Hammarlund Way, Newport, Rhode Island. The sole stockholder waived notice of the meeting pursuant to Section
3.6 of the By-laws. The sole purpose of the meeting was to consider the following votes, all of which were adopted unanimously:

         VOTED: That the Board of Directors is hereby authorized to adopt and file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation ("One For Two Reverse Split Amendment") within ninety days of any merger between the corporation and Cytation.com Incorporated, a corporation duly organized and existing under the laws of the State of New York (the "Merger"), that would result in a one for two reverse stock split of all outstanding shares of Common Stock but would not change the authorized number of shares of capital stock or the par value of such shares, on the condition that no other amendment to Article Fourth of the corporation's Certificate of Incorporation shall have been filed subsequent to the date first written above, if the Board of Directors deems such reverse stock split to be in the best interests of the Corporation. If the Board of Directors chooses to adopt the One for Two Reverse Split Amendment, it shall do so by passing the following Resolution, and amending Article Fourth of the Certificate of Incorporation as per the following Resolution:

                  "RESOLVED: That the Certificate of Incorporation of the corporation be amended by inserting between the first and second paragraphs of Article Fourth the following paragraphs:

                  "At the same time as the filing of this Amendment to the Certificate of Incorporation with the Secretary of the State of Delaware becomes effective, each two (2) shares of common stock of the corporation, par value of $0.001 per share (the "Old Common Stock"), issued and outstanding or held in the treasury of the Corporation immediately prior to the effectiveness of such filing, shall be combined, reclassified and changed into one (1) fully paid and nonassessable share of Common Stock.

                  "Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraph. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the Common Stock for each two (2) shares of the Old Common Stock previously represented by such certificate.

                  "No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon such combination and reclassification of the Old Common Stock into shares of Common Stock. Instead of there being issued any fractional shares of Common Stock which would otherwise be issuable upon such combination and reclassification, the corporation shall pay to the holders of the shares of Old Common Stock which were thus combined and reclassified cash in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed by the Board of Directors) at the close of business on the date such combination and reclassification becomes effective."

         FURTHER VOTED: That at any time prior to the effectiveness of the filing of the foregoing amendment to the corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware effecting a one for two reverse stock split, notwithstanding authorization of the proposed amendment by the stockholders of the corporation, the Board of Directors may abandon such proposed amendment without further action by the stockholders.

         VOTED: That the Board of Directors is hereby authorized to adopt and file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation ("Two For Three Reverse Split Amendment") within ninety days of the Merger, that would result in a one for two reverse stock split of all outstanding shares of Common Stock but would not change the authorized number of shares of capital stock or the par value of such shares, on the condition that no other amendment to Article Fourth of the corporation's Certificate of Incorporation shall have been filed subsequent to the date first written above, if the Board of Directors deems such reverse stock split to be in the best interests of the Corporation. If the Board of Directors chooses to adopt the Two For Three Reverse Split Amendment, it shall do so by passing the following Resolution, and amending Article Fourth of the Certificate of Incorporation as per the following Resolution:

                  "RESOLVED: That the Certificate of Incorporation of the corporation be amended by inserting between the first and second paragraphs of Article Fourth the following paragraphs:

                  "At the same time as the filing of this Amendment to the Certificate of Incorporation with the Secretary of the State of Delaware becomes effective, each three (3) shares of common stock of the corporation, par value of $0.001 per share (the "Old Common Stock"), issued and outstanding or held in the treasury of the Corporation immediately prior to the effectiveness of such filing, shall be combined, reclassified and changed into two (2) fully paid and nonassessable shares of Common Stock.

                  "Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraph. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent two (2) shares of the Common Stock for each three (3) shares of the Old Common Stock previously represented by such certificate.

                  "No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon such combination and reclassification of the Old Common Stock into shares of Common Stock. Instead of there being issued any fractional shares of Common Stock which would otherwise be issuable upon such combination and reclassification, the corporation shall pay to the holders of the shares of Old Common Stock which were thus combined and reclassified cash in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed by the Board of Directors) at the close of business on the date such combination and reclassification becomes effective."

         FURTHER VOTED: That at any time prior to the effectiveness of the filing of the foregoing amendment to the corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware effecting a two for three reverse stock split, notwithstanding authorization of the proposed amendment by the stockholders of the corporation, the Board of Directors may abandon such proposed amendment without further action by the stockholders.

         VOTED: That the Board of Directors is hereby authorized to adopt and file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation ("Three For Four Reverse Split Amendment") within ninety days of the Merger, that would result in a three for four reverse stock split of all outstanding shares of Common Stock but would not change the authorized number of shares of capital stock or the par value of such shares, on the condition that no other amendment to Article Fourth of the corporation's Certificate of Incorporation shall have been filed subsequent to the date first written above, if the Board of Directors deems such reverse stock split to be in the best interests of the Corporation. If the Board of Directors chooses to adopt the Three For Four Reverse Split Amendment, it shall do so by passing the following Resolution, and amending Article Fourth of the Certificate of Incorporation as per the following Resolution:

                  "RESOLVED: That the Certificate of Incorporation of the corporation be amended by inserting between the first and second paragraphs of Article Fourth the following paragraphs:

                  "At the same time as the filing of this Amendment to the Certificate of Incorporation with the Secretary of the State of Delaware becomes effective, each four (4) shares of common stock of the corporation, par value of $0.001 per share (the "Old Common Stock"), issued and outstanding or held in the treasury of the Corporation immediately prior to the effectiveness of such filing, shall be combined, reclassified and changed into three (3) fully paid and nonassessable share of Common Stock.

                  "Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraph. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent three (3) shares of the Common Stock for each four (4) shares of the Old Common Stock previously represented by such certificate.

                  "No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon such combination and reclassification of the Old Common Stock into shares of Common Stock. Instead of there being issued any fractional shares of Common Stock which would otherwise be issuable upon such combination and reclassification, the corporation shall pay to the holders of the shares of Old Common Stock which were thus combined and reclassified cash in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed by the Board of Directors) at the close of business on the date such combination and reclassification becomes effective."

         FURTHER VOTED: That at any time prior to the effectiveness of the filing of the foregoing amendment to the corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware effecting a three for four reverse stock split, notwithstanding authorization of the proposed amendment by the stockholders of the corporation, the Board of Directors may abandon such proposed amendment without further action by the stockholders.

         VOTED: That the Board of Directors is hereby authorized to adopt and file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation ("Four For Five Reverse Split Amendment") within ninety days of the Merger, that would result in a four for five reverse stock split of all outstanding shares of Common Stock but would not change the authorized number of shares of capital stock or the par value of such shares, on the condition that no other amendment to Article Fourth of the corporation's Certificate of Incorporation shall have been filed subsequent to the date first written above, if the Board of Directors deems such reverse stock split to be in the best interests of the Corporation. If the Board of Directors chooses to adopt the Four for Five Reverse Split Amendment, it shall do so by passing the following Resolution, and amending Article Fourth of the Certificate of Incorporation as per the following Resolution:

                  "RESOLVED: That the Certificate of Incorporation of the corporation be amended by inserting between the first and second paragraphs of Article Fourth the following paragraphs:

                  "At the same time as the filing of this Amendment to the Certificate of Incorporation with the Secretary of the State of Delaware becomes effective, each five (5) shares of common stock of the corporation, par value of $0.001 per share (the "Old Common Stock"), issued and outstanding or held in the treasury of the Corporation immediately prior to the effectiveness of such filing, shall be combined, reclassified and changed into four (4) fully paid and nonassessable shares of Common Stock.

                  "Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraph. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent four (4) shares of the Common Stock for each five (5) shares of the Old Common Stock previously represented by such certificate.

                  "No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon such combination and reclassification of the Old Common Stock into shares of Common Stock. Instead of there being issued any fractional shares of Common Stock which would otherwise be issuable upon such combination and reclassification, the corporation shall pay to the holders of the shares of Old Common Stock which were thus combined and reclassified cash in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed by the Board of Directors) at the close of business on the date such combination and reclassification becomes effective."

         FURTHER VOTED: That at any time prior to the effectiveness of the filing of the foregoing amendment to the corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware effecting a four for five reverse stock split, notwithstanding authorization of the proposed amendment by the stockholders of the corporation, the Board of Directors may abandon such proposed amendment without further action by the stockholders.

         VOTED: That if the Board of Directors files any of the One for Two, Two for Three, Three for Four, Four for Five Reverse Split Amendments (collectively, the "Reverse Split Amendments"), it shall no longer be authorized to file any other of the Reverse Split Amendments without further action of the stockholders.

         VOTED: That if the Board of Directors does not file any Reverse Split Amendment within ninety days of the Merger, the Board of Director's authority to file such amendment shall lapse.

         There being no further business to come before the meeting, on motion duly made and seconded, it was unanimously

         VOTED:  To adjourn.

         Adjourned.

         A true record.

         Attest:                             /s/ Richard Fisher
                                             -----------------------------------
                                             Richard A. Fisher
                                             Recorder of the Meeting

                                    EXHIBIT B

                      FORM OF AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER ("Plan of Merger") is made and entered into as of ___________, 1999 by and between Cytation.com Incorporated, a New York corporation ("Cytation"), having its principal place of business at 55 Hammarlund Way, Newport, Rhode Island 02842, and CollegeLink.com Incorporated, a Delaware corporation ("CollegeLink"), having its principal place of business at 55 Hammarlund Way, Newport, Rhode Island 02842.

                              W I T N E S S E T H:

         WHEREAS, CollegeLink was incorporated on ______, 1999, and is a corporation duly organized and existing under the laws of the State of Delaware;

         WHEREAS, Cytation is a corporation duly organized and existing under the laws of the State of New York;

         WHEREAS, on the date of this Plan of Merger, Cytation has authority to issue100,000,000 shares of common stock, par value $0.001 per share (the "Common Shares"), of which 9,846,340 Common Shares are issued and outstanding, and 10,000,000 shares of preferred stock, $.01 par value, of which (a) 2,500,000 shares have been designated Series A (the "Series A Shares") of which 890,000 Series A Shares are issued and outstanding, (b) 300,000 shares have been designated Series B (the "Series B Shares") of which 279,771 Series B Shares are issued and outstanding and (c) 1,000,000 shares have been designated Series C (the "Series C Shares") of which 1,000,000 Series C Shares are issued and outstanding, and (d) 6,200,000 shares are undesignated and available for issuance.

         WHEREAS, on the date of this Plan of Merger, CollegeLink is a wholly-owned subsidiary of Cytation and has authority to issue 100,000,000 shares of common stock, par value $.001 per share (the "CollegeLink Common Stock"), of which 100 shares are issued and outstanding and owned by Cytation, and 10,000,000 shares of preferred stock, $.01 par value, of which (a) 2,500,000 shares have been designated Series A, (b) 300,000 shares have been designated Series B, (c) 1,000,000 shares have been designated Series C, and (d) 6,200,000 shares are undesignated and available for issuance, and of which no shares are issued or outstanding; and

         WHEREAS, the respective Boards of Directors of CollegeLink and Cytation have approved this Plan of Merger and the Board of Directors of Cytation has directed that this Plan of Merger be submitted to a vote of its stockholders;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Cytation and CollegeLink hereby agree to merge as follows:

         1. MERGER. Cytation shall be merged with and into CollegeLink, and CollegeLink shall survive the merger (the "Merger"). The address of the registered office of CollegeLink in Delaware is Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware.

         The Merger shall be effective upon filing of a Certificate of Ownership and Merger with the Secretary of State of Delaware and a Certificate of Merger with the New York Department of State (the "Effective Date").

         2. SUCCESSION. On the Effective Date, CollegeLink shall succeed to Cytation in the manner of and as more fully set forth in Section 259 of the Delaware General Corporation Law. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Cytation, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Date, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of CollegeLink and shall be as effective and binding thereon as the same were with respect to Cytation, except that Jai



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

N. Gupta shall be the Class I director, Mark Rogers shall be the class II director, and Kevin J. High and Richard A. Fisher shall be the Class III directors.

         3. DIRECTORS AND OFFICERS AND GOVERNING DOCUMENTS. The directors and officers of CollegeLink shall be the same upon the Effective Date as they are immediately prior thereto, except that Jai N. Gupta shall be the Class I director, Mark Rogers shall be the class II director, and Kevin J. High and Richard A. Fisher shall be the Class III directors. The Certificate of Incorporation of CollegeLink, as in effect on the Effective Date, shall continue to be the Certificate of Incorporation of CollegeLink as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws. The By-Laws of CollegeLink, as in effect on the Effective Date, shall continue to be the By-Laws of CollegeLink as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

         4. FURTHER ASSURANCES. From time to time, as and when required by CollegeLink or by its successors and assigns, there shall be executed and delivered on behalf of Cytation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in CollegeLink the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Cytation, and otherwise to carry out the purposes of this Plan of Merger, and the officers and directors of CollegeLink are fully authorized to take any and all such action and to execute and delivery any and all such deeds and other instruments.

         5. CAPITAL STOCK OF CYTATION. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder hereof, each share of Cytation Common Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully-paid and non-assessable share of CollegeLink Common Stock; each share of Cytation Series A Preferred Stock outstanding shall be changed and converted into one (1) fully-paid and non-assessable share of CollegeLink Series A Preferred Stock; each share of Cytation Series B Preferred Stock outstanding shall be changed and converted into one (1) fully-paid and non-assessable share of CollegeLink Series B Preferred Stock; and each share of Cytation Series C Preferred Stock outstanding shall be changed and converted into one (1) fully-paid and non-assessable share of CollegeLink Series C Preferred Stock.

         6. STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Cytation Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of CollegeLink Common Stock into which the shares of Cytation Common Stock represented by such certificates have been converted as herein provided; all of the outstanding certificates which prior to that time represented shares of Cytation Series A Preferred Stock shall be deemed for all purposes to evidence ownership and to represent the shares of CollegeLink Series A Preferred Stock into which the shares of Cytation Series A Preferred Stock represented by such certificates have been converted as herein provided; all of the outstanding certificates which prior to that time represented shares of Cytation Series B Preferred Stock shall be deemed for all purposes to evidence ownership and to represent the shares of CollegeLink Series B Preferred Stock into which the shares of Cytation Series B Preferred Stock represented by such certificates have been converted as herein provided; and all of the outstanding certificates which prior to that time represented shares of Cytation Series C Preferred Stock shall be deemed for all purposes to evidence ownership and to represent the shares of CollegeLink Series C Preferred Stock into which the shares of Cytation Series C Preferred Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of CollegeLink or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to CollegeLink or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon the shares of CollegeLink Common Stock, CollegeLink Series A Preferred Stock, CollegeLink Series B Preferred Stock, or CollegeLink Series C Preferred Stock as the case may be, evidenced by such outstanding certificate as above provided.

         7. CONTINUATION AND RATIFICATION OF OPTIONS TO PURCHASE COMMON STOCK. The Cytation 1999 Stock Option Plan (the "Cytation 1999 Option Plan") shall continue in effect as the 1999 Stock Option Plan of CollegeLink (the "CollegeLink 1999 Option Plan"). Each option to purchase Common Stock of Cytation granted under the Cytation 1999 Option Plan immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, become an option to purchase, at the same exercise price and on the same terms, one share of CollegeLink Common Stock under the CollegeLink 1999 Stock Option Plan.

         8. COLLEGELINK COMMON STOCK. Forthwith upon the Effective Date, the 100 shares of CollegeLink Common Stock presently issued and outstanding in the name of Cytation shall be cancelled and retired and resume the status of authorized and unissued shares of CollegeLink Common Stock, and no shares of CollegeLink Common Stock or other securities of CollegeLink shall be issued in respect thereof.

         9. EMPLOYEE BENEFIT PLANS. As of the Effective Date, CollegeLink hereby assumes all obligations of Cytation under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date including, without limitation, all issued and outstanding options.

         10. COVENANT OF COLLEGELINK. CollegeLink covenants and agrees that on or before the Effective Date it will qualify to do business as a foreign corporation in the State of New York.

         11. AMENDMENT. Subject to applicable law, at any time before or after approval and adoption by the stockholders of Cytation, this Plan of Merger may be amended, supplemented or modified in any manner.

         12. ABANDONMENT. At any time before the Effective Date, this Plan of Merger may be terminated and the Merger may be abandoned by the Board of Directors of either Cytation or CollegeLink, or both, notwithstanding approval of this Plan of Merger by the stockholders of Cytation.

         13. COUNTERPARTS. In order to facilitate the filing and recording of this Plan of Merger, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and the same agreement.


             The remainder of this page is left blank intentionally.

         IN WITNESS WHEREOF, the Plan of Merger, having first been duly approved by resolutions of the Boards of Directors of CollegeLink and Cytation, is hereby executed as of the date first above written on behalf of each of said two corporations by their respective officers thereunto duly authorized.

ATTEST:                                    COLLEGELINK.COM INCORPORATED
                                           a Delaware corporation


_____________________________              By: ______________________________
Assistant Secretary                            President


ATTEST:                                    CYTATION.COM INCORPORATED
                                           a New York corporation


_____________________________              By: ______________________________
Assistant Secretary                            President

                                    EXHIBIT C


                     BY-LAWS OF COLLEGELINK.COM INCORPORATED

Section 1. CERTIFICATE OF INCORPORATION AND BY-LAWS

         1.1 These by-laws are subject to the certificate of incorporation of the corporation. In these by-laws, references to the certificate of incorporation and by-laws mean the provisions of the certificate of incorporation and the by-laws as are from time to time in effect.

Section 2. OFFICES

         2.1 REGISTERED OFFICE. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

         2.2 OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

Section 3. STOCKHOLDERS

         3.1 LOCATION OF MEETINGS. All meetings of the stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the board of directors. Any adjourned session of any meeting shall be held at the place designated in the vote of adjournment.

         3.2 ANNUAL MEETING. The annual meeting of stockholders shall be held at 10:00 a.m. on the second Thursday in November in each year (unless that day be a legal holiday at the place where the meeting is to be held, in which case the meeting shall be held at the same hour on the next succeeding day not a legal holiday)(the "Specified Date") or at such other date and time as shall be designated from time to time by the board of directors, at which they shall elect a board of directors and transact such other business as may be required by law or these by-laws or as may properly come before the meeting.

         3.3 SPECIAL MEETING IN PLACE OF ANNUAL MEETING. If the election for directors shall not be held on the day designated by these by-laws, the directors shall cause the election to be held as soon thereafter as convenient, and to that end, if the annual meeting is omitted on the day herein provided therefor or if the election of directors shall not be held thereat, a special meeting of the stockholders may be held in place of such omitted meeting or election, and any business transacted or election held at such special meeting shall have the same effect as if transacted or held at the annual meeting, and in such case all references in these by-laws to the annual meeting of the stockholders, or to the annual election of directors, shall be deemed to refer to or include such special meeting. Any such special meeting shall be called and the purposes thereof shall be specified in the call, as provided in Section 3.4.

         3.4 NOTICE OF ANNUAL MEETING. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. Such notice may specify the business to be transacted and actions to be taken at such meeting. No action shall be taken at such meeting unless such notice is given, or unless waiver of such notice is given by the holders of outstanding stock having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon were voted. Prompt notice of all action taken in connection with such waiver of notice shall be given to all stockholders not present or represented at such meeting.

         3.5 OTHER SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, may be called by the chairman of the board



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

or the president and shall be called by the president or the secretary at the request in writing of a majority of the board of directors. Such request shall state the purpose or purposes of the proposed meeting and business to be transacted at any special meeting of the stockholders.

         3.6 NOTICE OF SPECIAL MEETING. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting. No action shall be taken at such meeting unless such notice is given, or unless waiver of such notice is given by the holders of outstanding stock having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon were voted. Prompt notice of all action taken in connection with such waiver of notice shall be given to all stockholders not present or represented at such meeting.

         3.7      NOTICE OF STOCKHOLDER BUSINESS AT A MEETING OF THE
STOCKHOLDERS.

         Unless otherwise prescribed by law or by the certificate of incorporation, the following provisions of this Section 3.7 shall apply to the conduct of business at any meeting of the stockholders. (As used in this Section 3.7, the term annual meeting shall include a special meeting in lieu of an annual meeting.)

                  (a) At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the board of directors or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in paragraph (b) of this
Section 3.7, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in paragraph (b) of this Section 3.7.

                  (b) For business to be properly brought before any meeting of the stockholders by a stockholder pursuant to clause (iii) of paragraph (a) of this Section 3.7, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an annual meeting, not less than sixty days nor more than ninety days prior to the Specified Date, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if the annual meeting of stockholders or a special meeting in lieu thereof is to be held on a date prior to the Specified Date, and if less than seventy days' notice or prior public disclosure of the date of such annual or special meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the tenth day following the earlier of the date on which notice of the date of such annual or special meeting was mailed or the day on which public disclosure was made of the date of such annual or special meeting; and (ii) in the case of a special meeting (other than a special meeting in lieu of an annual meeting), not later than the tenth (10th) day following the earlier of the day on which notice of the date of the scheduled meeting was mailed or the day on which public disclosure was made of the date of the scheduled meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, the name and address of the beneficial owner, if any, on whose behalf the proposal is made, and the name and address of any other stockholders or beneficial owners known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder of record, by the beneficial owner, if any, on whose behalf the proposal is made and by any other stockholders or beneficial owners known by such stockholder to be supporting such proposal, and (iv) any material interest of such stockholder of record and/or of the beneficial owner, if any, on whose behalf the proposal is made, in such proposed business and any material interest of any other stockholders or beneficial owners known by such stockholder to be supporting such proposal in such proposed business, to the extent known by such stockholder.

                  (c) Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 3.7. The person presiding at the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting and in accordance with the procedures prescribed by these by-laws, and if he should so determine, he shall so declare at the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 3.7, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor provision), and the rules and regulations thereunder with respect to the matters set forth in this Section 3.7.

                  (d) This provision shall not prevent the consideration and approval or disapproval at the meeting of reports of officers, directors and committees of the board of directors, but, in connection with such reports, no new business shall be acted upon at such meeting unless properly brought before the meeting as herein provided.

         3.8 STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         3.9 QUORUM OF STOCKHOLDERS. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise required by law, or by the certificate of incorporation or by these by-laws. Except as otherwise provided by law, no stockholder present at a meeting may withhold his shares from the quorum count by declaring his shares absent from the meeting.

         3.10 ADJOURNMENT. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these by-laws, which time and place shall be announced at the meeting, by a majority of votes cast upon the question, whether or not a quorum is present. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         3.11 PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall by voted or acted upon after three years from its date unless such proxy provides for a longer period. Except as provided by law, a revocable proxy shall be deemed revoked if the stockholder is present at the meeting for which the proxy was given. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. The authorization of a proxy may but need not be limited to specified action, provided, however, that if a proxy limits its authorization to a meeting or meetings of stockholders, unless otherwise specifically provided such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof.

         3.12 INSPECTORS. If required to do so by Section 231 of the Delaware General Corporation Law or other applicable law or regulation, the directors or the person presiding at the meeting shall appoint one or more inspectors of election and any substitute inspectors to act at the meeting or any adjournment thereof. If not so required, the directors or the person presiding at the meeting may, but need not, appoint such inspectors and substitute inspectors. In either event, the inspectors and substitute inspectors shall have such duties and responsibilities as are required by applicable law or regulation and such other duties and responsibilities not inconsistent therewith as the directors or the person presiding at the meeting shall deem appropriate.

         3.13 ACTION BY VOTE. When a quorum is present at any meeting, whether the same be an original or an adjourned session, a plurality of the votes properly cast for election to any office shall elect to such office and a majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law, by the certificate of incorporation or by these by-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

         3.14 NO ACTION BY CONSENT. Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly constituted annual or special meeting of such holders and may not be effected by any consent in writing by such stockholders.

Section 4. DIRECTORS

         4.1 NUMBER. The board shall consist of not less than three nor more than twelve directors, the number of which shall be determined from time to time by resolution adopted by affirmative vote of a majority of directors then in office. Subject to the foregoing and to the provisions of the certificate of incorporation, the number of directors may be increased or decreased at any time or from time to time by vote of a majority of directors then in office, except that such decrease by vote of directors shall only be made to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors. The directors shall be elected at the annual meeting of stockholders except as provided in Section 4.4 of these by-laws. directors need not be stockholders.

         4.2 TENURE. The directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, each consisting of one-third of the whole number of the board of directors, and all directors shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, or removal. At the first meeting held for election of the board of directors pursuant to such classification, directors of the first class shall be elected for a term of one year; directors of the second class shall be elected for a term of two years; directors of the third class shall be elected for a term of three years; and at each annual election thereafter, successors to the directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year.

         4.3 POWERS. The business of the corporation shall be managed by or under the direction of the board of directors which shall have and may exercise all the powers of the corporation and do all such lawful acts and things as are not by law, the certificate of incorporation or these by-laws directed or required to be exercised or done by the stockholders.

         4.4 VACANCIES. Except as otherwise provided by law or by the certificate of incorporation, vacancies and any newly created directorships resulting from any increase in the number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies, the vote or action by writing thereon to take effect when such resignation or resignations shall become effective. The directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirements of law or of the certificate of incorporation or of these by-laws as to the number of directors required for a quorum or for any vote or other actions.

         4.5      NOMINATION OF DIRECTORS.

         The following provisions of this Section 4.5 shall apply to the nomination of persons for election to the board of directors.

                  (a) Nominations of persons for election to the board of directors of the corporation may be made (i) by or at the direction of the board of directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in paragraph (b) of this
Section 4.5, who shall be



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

entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in paragraph (b) of this Section 4.5.

                  (b) Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty days nor more than ninety days prior to the Specified Date, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if the annual meeting of stockholders or a special meeting in lieu thereof is to be held on a date prior to the Specified Date, and if less than seventy days' notice or prior public disclosure of the date of such annual or special meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of such annual or special meeting was mailed or the day on which public disclosure was made of the date of such annual or special meeting. Such stockholder's notice shall set forth (x) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or pursuant to any other then existing statute, rule or regulation applicable thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (y) as to the stockholder giving the notice (1) the name and address, as they appear on the corporation's books, of such stockholder and (2) the class and number of shares of the corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (z) as to the beneficial owner, if any, on whose behalf the nomination is made, (1) the name and address of such person and (2) the class and number of shares of the corporation which are beneficially owned by such person. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee as a director. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

                  (c) No person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this
Section 4.5. The person presiding at the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by these by-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 4.5, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor provision), and the rules and regulations thereunder with respect to the matters set forth in this by-law.

         4.6 COMMITTEES. The board of directors may, by vote of a majority of the whole board, (a) designate, change the membership of or terminate the existence of any committee or committees, each committee to consist of one or more of the directors; (b) designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee; and (c) determine the extent to which each such committee shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation, including the power to authorize the seal of the corporation to be affixed to all papers which require it and the power and authority to declare dividends or to authorize the issuance of stock; excepting, however, such powers which by law, by the certificate of incorporation or by these by-laws they are prohibited from so delegating. In the absence or disqualification of any member of such committee and his alternate, if any, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the board or such rules, its business shall be conducted as nearly as may be in same manner as is provided by these by-laws for the conduct of business by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors upon request.



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

         4.7 REGULAR MEETING. Regular meetings of the board of directors may be held without call or notice at such place within or without the State of Delaware and at such times as the board may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent directors. A regular meeting of the directors may be held without call or notice immediately after and at the same place as the annual meeting of the stockholders.

         4.8 SPECIAL MEETINGS. Special meetings of the board of directors may be held at any time and at any place within or without the State of Delaware designated in the notice of the meeting, when called by the chairman of the board or president, or by one-third or more in number of the directors, reasonable notice thereof being given to each director by the secretary or by the chairman of the board or president or by any one of the directors calling the meeting.

         4.9 NOTICE. It shall be reasonable and sufficient notice to a director to send notice by mail at least forty-eight hours or by telegram or telecopy at least twenty-four hours before the meeting, addressed to him at his usual or last known business or residence address or to give notice to him in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

         4.10 QUORUM. Except as may be otherwise provided by law, by the certificate of incorporation or by these by-laws, at any meeting of the directors a majority of the directors then in office shall constitute a quorum; a quorum shall not in any case be less than one-third of the total number of directors constituting the whole board. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

         4.11 ACTION BY VOTE. Except as may be otherwise provided by law, by the certificate of incorporation or by these by-laws, when a quorum is present at any meeting the vote of a majority of the directors present shall be the act of the board of directors.

         4.12 ACTION WITHOUT A MEETING. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all the members of the board or of such committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the records of the meetings of the board or of such committee. Such consent shall be treated for all purposes as the act of the board or of such committee, as the case may be.

         4.13 PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors or of any committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting.

         4.14 COMPENSATION. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix from time to time the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and the performance of their responsibilities as directors and may be paid a fixed sum for attendance at each meeting of the board of directors and/or a stated salary as director. No such payment shall preclude any director from serving the corporation or its parent or subsidiary corporations in any other capacity and receiving compensation therefor. The board of directors may also allow compensation for members of special or standing committees for service on such committees.



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

         4.15     INTERESTED DIRECTORS AND OFFICERS.

                  (a) No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporation's directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

                           (1) The material facts as to his relationship or
interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                           (2) The material facts as to his relationship or
interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

                           (3) The contract or transaction is fair as to the
corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

                  (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

         4.16 RESIGNATION OR REMOVAL OF DIRECTORS. Any director or the entire board of directors may be removed for "Cause," as hereinafter defined, by the holders of a majority of the stock issued and outstanding and entitled to vote at an election of directors; provided, however, that the directors elected by a particular class of stockholders may be removed only by the vote of the holders of a majority of the shares of such class. No director may be removed without "Cause" by vote of the stockholders. Any director may resign at any time by delivering a resignation in writing to the principal executive officer or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time; and without in either case the necessity of its being accepted unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no director removed shall have any right to receive compensation as such director for any period following the director's resignation or removal, or any right to damages on account of such removal, whether the director's compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation. For purposes of this Section 4.16, "Cause" means:

                  (a) willful and continued material failure, refusal or inability to perform one's duties to the corporation or the willful engaging in gross misconduct materially and demonstrably damaging to the corporation; or

                  (b) conviction for any crime involving moral turpitude or any other illegal act that materially and adversely reflects upon the business, affairs or reputation of the Company or on one's ability to perform one's duties to the corporation.

Section 5. NOTICES

         5.1 FORM OF NOTICE. Whenever, under the provisions of law, or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Unless written notice by mail is required by law, written notice may also be given by telegram,



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

cable, telecopy, commercial delivery service, telex or similar means, addressed to such director or stockholder at his address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery (in person or by telephone) shall be deemed given at the time it is actually given.

         5.2 WAIVER OF NOTICE. Whenever notice is required to be given under the provisions of law, the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors or members of a committee of the directors need be specified in any written waiver of notice.

Section 6. OFFICERS AND AGENTS

         6.1 ENUMERATION; QUALIFICATION. The officers of the corporation shall be a president, a chairman of the board, a treasurer, a secretary and such other officers, if any, as the board of directors from time to time may in its discretion elect or appoint including without limitation one or more vice presidents. Any officer may be, but none need be, a director or stockholder. Any two or more offices may be held by the same person.

         6.2 POWERS. Subject to law, to the certificate of incorporation and to the other provisions of these by-laws, each officer shall have, in addition to the duties and powers herein set forth, such duties and powers as are commonly incident to his office and such additional duties and powers as the board of directors may from time to time designate.

         6.3 ELECTION. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a secretary and a treasurer. Other officers may be appointed by the board of directors at such meeting, at any other meeting or by written consent. At any time or from time to time, the directors may delegate to any officer their power to elect or appoint any other officer or any agents.

         6.4 TENURE. Each officer shall hold office until the first meeting of the board of directors following the next annual meeting of the stockholders and until his successor is elected and qualified unless a shorter period shall have been specified in terms of his election or appointment, or in each case until he sooner dies, resigns, is removed or becomes disqualified. Each agent of the corporation shall retain his authority at the pleasure of the directors, or the officer by whom he was appointed or by the officer who then holds agent appointive power.

         6.5 CHAIRMAN, PRESIDENT AND VICE PRESIDENT. The chairman shall share executive authority with the president. The president shall be the chief executive officer and shall, with the chairman, have direct and active charge of all business operations of the corporation and shall, with the chairman, have general supervision of the entire business of the corporation, subject to the control of the board of directors. The chairman shall preside at all meetings of the stockholders and of the board of directors at which he is present, except as otherwise voted by the board of directors.

         The president or treasurer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

         Any vice presidents shall have such duties and powers as shall be designated from time to time by the board of directors or by the president.



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

         6.6 TREASURER AND ASSISTANT TREASURERS. The treasurer shall be in charge of the corporation's funds and valuable papers, and shall have such other duties and powers as may be assigned to him from time to time by the board of directors or by the president.

         Any assistant treasurers shall have such duties and powers as shall be designated from time to time by the board of directors, the president or the treasurer.

         6.7 SECRETARY AND ASSISTANT SECRETARIES. The secretary shall record all proceedings of the stockholders, of the board of directors and of committees of the board of directors in a book or series of books to be kept therefor and shall file therein all writings of, or related to, action by stockholder or director consent. In the absence of the secretary from any meeting, an assistant secretary, or if there is none or he is absent, a temporary secretary chosen at the meeting, shall record the proceedings thereof. Unless a transfer agent has been appointed, the secretary shall keep or cause to be kept the stock and transfer records of the corporation, which shall contain the names and record addresses of all stockholders and the number of shares registered in the name of each stockholder. The secretary shall have such other duties and powers as may from time to time be designated by the board of directors or the president.

         Any assistant secretaries shall have such duties and powers as shall be designated from time to time by the board of directors, the president or the secretary.

         6.8 RESIGNATION AND REMOVAL. Any officer may resign at any time by delivering his resignation in writing to the president or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in any case the necessity of its being accepted unless the resignation shall so state. The board of directors may at any time remove any officer either with or without cause. The board of directors may at any time terminate or modify the authority of any agent. No officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no officer removed shall have any right to any compensation as such officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

         6.9 VACANCIES. If the office of the president or the treasurer or the secretary becomes vacant, the directors may elect a successor by vote of a majority of the directors then in office. If the office of any other officer becomes vacant, any person or body empowered to elect or appoint that office may choose a successor. Each such successor shall hold office for the unexpired term of his predecessor, and in the case of the president, the treasurer and the secretary until his successor is chosen and qualified, or in each case until he sooner dies, resigns, is removed or becomes disqualified.

Section 7. CAPITAL STOCK

         7.1 STOCK CERTIFICATES. Each stockholder shall be entitled to a certificate stating the number and the class and the designation of the series, if any, of the shares held by him, in such form as shall, in conformity to law, the certificate of incorporation and the by-laws, be prescribed from time to time by the board of directors. Such certificate shall be signed by the president or a vice-president and (i) the treasurer or an assistant treasurer or
(ii) the secretary or an assistant secretary. Any of or all the signatures on the certificate may be a facsimile. In case an officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the time of its issue.

         7.2 LOST CERTIFICATES. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed




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

certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 8. TRANSFER OF SHARES OF STOCK

         8.1 TRANSFER ON BOOKS. Subject to any restrictions with respect to the transfer of shares of stock, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the board of directors or the transfer agent of the corporation may reasonably require. Except as may be otherwise required by law, by the certificate of incorporation or by these by-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to receive notice and to vote or to give any consent with respect thereto and to be held liable for such calls and assessments, if any, as may lawfully be made thereon, regardless of any transfer, pledge or other disposition of such stock until the shares have been properly transferred on the books of the corporation.

         It shall be the duty of each stockholder to notify the corporation of his post office address.

Section 9. GENERAL PROVISIONS

         9.1 RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action to which such record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. If no record date is fixed,

                  (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

                  (b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed; and

                  (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such purpose.

         9.2 DIVIDENDS. Dividends upon the capital stock of the corporation may be declared by the board of directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         9.3 PAYMENT OF DIVIDENDS. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         9.4 CHECKS. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

         9.5 FISCAL YEAR. The fiscal year of the corporation shall begin on the first of January in each year and shall end on the last day of December next following, unless otherwise determined by the board of directors.

         9.6 SEAL. The board of directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be altered from time to time by the board of directors.

Section 10. AMENDMENTS

         10.1 BY THE BOARD OF DIRECTORS. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the board of directors at which a quorum is present.

         10.2 BY THE STOCKHOLDERS. Except as otherwise provided in Section 10.3, these by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such regular or special meeting.

         10.3 CERTAIN PROVISIONS. Notwithstanding any other provision of law, the certificate of incorporation or these by-laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds of the shares of capital stock of the corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, Section 3.5,
Section 3.7, Section 3.14, Section 4 and Section 10 of these by-laws.





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                                    EXHIBIT D

                            CYTATION.COM INCORPORATED
                             1999 STOCK OPTION PLAN


         1. NAME AND PURPOSE. This Plan shall be known as the Cytation.com 1999 Stock Option Plan (the "Plan"). The purpose of the Plan is to advance the interests and increase the value of Cytation.com Incorporated (the "Company") by providing material incentive for the continued services of key and valuable employees. Awards under the Plan shall be granted in the form of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("ISOs") or non-qualified stock options.

         2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

         "ACCELERATION EVENT" means (i) a Change in Control, (ii) a change in the composition of the Board during any period of two consecutive years such that individuals who at the beginning of the period were members of the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or (iii) a complete liquidation of the Company.

         "ADMINISTRATOR" means the Board, or the Compensation Committee of the Board or such other person(s) to whom the Board has delegated the responsibility of administering the Plan.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means, (i) in the case of any Optionee whose employment with the Company is governed by an employment agreement, the meaning given to such term in such employment agreement, and (ii) for all other Optionees, as determined in good faith by the Administrator, (1) gross negligence in the performance of any of material duties and responsibilities; (2) willful dishonesty, fraud or material misconduct with respect to the business or affairs of the Company, (3) the conviction of a felony crime, (4) chronic absenteeism, or (5) chronic alcohol abuse or illegal drug abuse.

         "CHANGE IN CONTROL" means (i) a consolidation or merger of the Company with or into any other corporation, or any other entity or person, other than a wholly-owned subsidiary of the Company, excluding any transaction in which the stockholders of the Company immediately prior to the transaction will maintain voting control or own at least 50% (in each case, in substantially the same proportion as before such event) of the resulting entity after the transaction;
(ii) any corporate reorganization, including an exchange offer, in which the Company shall not be the continuing or surviving entity resulting from such reorganization, excluding any transaction in which the stockholders of the Company immediately prior to the transaction will maintain voting control or own at least 50% (in each case, in substantially the same proportion as before such event) of the resulting entity after the transaction; or (iii) the sale of a substantial portion of the Company's assets, which shall be deemed to occur on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total fair market value equal to more than 75% of the total fair market value of all the assets of the Company.

         "COMMON SHARES" means shares of the Company's common stock, $.001 par value, reserved for issuance under the Plan.

         "EFFECTIVE DATE" means September 1, 1999.

         "FAIR MARKET VALUE" means, for any given day, the closing bid for the Common Shares on such day.

         "OPTIONEE" means an eligible employee or other person who performs services for the Company that is granted an option pursuant to the Plan.

         3. ADMINISTRATION. The Plan shall be administered by the Administrator. The Administrator may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration of the Plan, and make such determinations and take such action in connection therewith or in relation to the Plan as it deems necessary or advisable, consistent with the Plan.

         4. ELIGIBILITY. Officers and key employees of the Company and its affiliates shall be eligible to participate in the Plan as determined by the Administrator.

         5. SHARES SUBJECT TO THE PLAN.

         (a) The Common Shares to be issued and delivered by the Company upon exercise of options granted under the Plan may be either authorized but unissued shares or treasury shares.

         (b) The aggregate number of Common Shares of the Company which may be issued under the Plan shall not exceed 1,550,000 shares, all or any portion of which may be ISOs; subject, however, to the adjustment provided in Section 9 in the event of certain changes in the Company's capital structure. No option may be granted under this Plan which could cause such maximum limit to be exceeded.

         (c) Common Shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance under this Plan.

         6. GRANT OF OPTIONS. The Administrator may from time to time, in its discretion and subject to the provisions of the Plan, grant options to eligible employees or other persons who perform services for the Company, provided however, that any grant of an ISO prior to the approval of the Plan by the Company's stockholders shall be conditioned on and subject to stockholder approval of the Plan. Each option shall be embodied in an option agreement signed by the Optionee and the Company providing that the option shall be subject to the provisions of this Plan and containing such other provisions as the Administrator may prescribe not inconsistent with the Plan. The option agreement shall specify whether the option is a non-qualified option or an ISO. No ISO may be granted subsequent to August 31, 2009. Subject to adjustment as provided in Section 9, in any fiscal year of the Company, the aggregate number of Common Shares as to which options may be granted to any one participant shall not exceed 750,000 shares.

         7. TERMS AND CONDITIONS OF OPTION. All options granted under the Plan shall contain such terms and conditions as the Administrator may from time to time determine, subject to the foregoing and following limitations and requirements:

         (a) OPTION PRICE: The price of Common Shares covered by any option granted under the Plan shall be determined by the Administrator provided, however, that in the case of an ISO the option price shall not be less than 100% of the Fair Market Value of the Common Shares on the date of grant.

         (b) PERIOD WITHIN WHICH OPTION MAY BE EXERCISED: The period of each option shall be fixed by the Administrator, but no option may be exercised after the expiration of ten years from the date the option is granted. The Administrator may, in its discretion, determine as a condition of any option, that all or a stated percentage of the Common Shares covered by such option shall become exercisable, in installments or otherwise, only after the completion of a specified service requirement by the Optionee or the achievement of certain performance criteria. In addition, the Administrator may impose such other restrictions and conditions on the exercisability of options as the Administrator, in its discretion, may approve. Notwithstanding the foregoing, and except as otherwise provided in Section 9(iv) hereof, all options shall become immediately exercisable in full upon an Acceleration Event.

         (c) 10% STOCKHOLDER: Notwithstanding any other provision of this Plan, the price per Common Share covered by an ISO granted to an Optionee who, at the time such option is granted, owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its subsidiaries shall be at least 110% of the Fair Market Value of the Common Shares subject to the option. In addition, any such option may not be exercised after the expiration of five years from the date the ISO is granted.

         (d) GRANT LIMITATION: The aggregate Fair Market Value of Common Shares with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year (determined at the time the option is granted) shall not exceed $100,000.

         (e) TERMINATION OF OPTION BY REASON OF TERMINATION OF EMPLOYMENT:
Unless the Administrator in its discretion determines otherwise, if an Optionee's employment (or contractual relationship, which shall hereafter be referred to as employment) with the Company terminates for any reason, including death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code), any portion of options granted under this Plan to such Optionee which are not exercisable by reason of Section 7(b) hereof shall terminate immediately. Any remaining portion of such options shall terminate if not exercised within the period provided for in the option agreement.

         Notwithstanding the foregoing, if an Optionee's employment is terminated for Cause, all outstanding options held by such Optionee, whether vested or unvested, shall terminate immediately.

         (f) NON-TRANSFERABILITY: Each option and all rights thereunder shall be exercisable during the Optionee's lifetime only by him and shall be non-assignable and non-transferable by the Optionee except, in the event of the Optionee's death, by his will or by the laws of descent and distribution. In the event the death of an Optionee occurs, the representative or representatives of the estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise the options may exercise such options in whole or in part prior to the expiration of the applicable exercise period, as specified in
Section 7(e) above.

         (g) COMPLIANCE WITH SECURITIES LAWS: Options granted and shares issued by the Company upon exercise of options shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Administrator may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

         (h) MODIFICATION OR CANCELLATION OF OPTION: The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee or Optionees, the modification of the terms of any option agreement (subject to the limitations hereof), including, but not limited to, the acceleration of any vesting or exercisability requirements upon the occurrence of a change in control or otherwise.

         (i) DISPOSITION OF SHARES: No option granted under this Plan shall qualify as an ISO within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, if the Common Shares acquired pursuant to the exercise of the option are transferred, other than by will or by the laws of descent and distribution, within two years of the date such option was granted or within one year after the transfer of Common Shares to the Optionee pursuant to such exercise.

         8. METHOD OF EXERCISE. An option granted under this Plan may be exercised by written notice to the Administrator, signed by the Optionee, or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of Common Shares in respect of which the option is being exercised, and shall either be accompanied by the payment of the full option price for such Common Shares, or shall fix a date (not more than ten business days from the date of such notice) for the payment of the full option price of the Common Shares being purchased. The purchase price may be paid (i) in cash,
(ii) subject to the approval of the Administrator, the delivery to the Company of Common Shares already owned by the Optionee (which shall be valued for this purpose at the Fair Market Value on the day immediately preceding the date of transfer to the Company), or (iii) any combination of the above. A certificate or certificates for the Common Shares of the Company purchased through the exercise of an option shall be issued in regular course after the exercise of the option and payment therefore. During the option period no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a stockholder with respect to any Common Shares issuable upon exercise of such option until certificates representing such Common Shares shall have been issued and delivered.

         9.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

         (a) The existence of outstanding options shall not affect in any way the right or ability of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares or the rights hereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or substantially all of the outstanding stock of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) If the Company shall effect a subdivision, consolidation or reclassification of shares or other capital readjustment or recapitalization, the payment of a stock dividend, or other increase or reduction in the number of voting shares outstanding, without receiving compensation therefor in money, services or property, then the number, class, and per share price of Common Shares shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment.

         (c) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then subject to outstanding options.

         (d) In the event of a Change in Control, except as otherwise provided below, all options outstanding under the Plan shall accelerate and become immediately exercisable for a period of fifteen days, or such longer or shorter period as the Board may prescribe (the "notice period"), immediately prior to the scheduled consummation of such Change in Control, provided, however, that any such acceleration and any exercise of options during the notice period shall be (i) conditioned upon the consummation of the Change in Control and (ii) effective only immediately before the consummation of such Change in Control.

         Upon consummation of any such event, the Plan and all outstanding but unexercised options shall terminate. Notwithstanding the foregoing, to the extent provision is made in writing in connection with such Change in Control for the continuation of the Plan and the assumption of options under the Plan theretofore granted, or for the substitution for such options of new options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, then the Plan and options theretofore granted shall continue in the manner and under the terms so provided, and the acceleration and termination provisions set forth in the first two sentences of this Section 9(d) shall be of no effect. The Company shall send written notice of a Change in Control to all individuals who hold options not later than the time at which the Company gives notice thereof to its stockholders.

         10. AMENDMENT OR TERMINATION. The Administrator may terminate this Plan at any time, and may amend the Plan at any time or from time to time; provided, however, that any amendment that would increase the aggregate number of shares that may be issued under the Plan, materially increase the benefits accruing to employees under the Plan, or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the Company's stockholders to the extent required by Internal Revenue Code
Section 422, other applicable laws or any other governing rules or regulations except that such increase or modification that may result from adjustments authorized by Section 9 does not require such approval. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in Section 9 above.

         11. COMPANY RESPONSIBILITY. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable Securities
Acts) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of the Common Shares under the terms of the Plan, so long as the Company acts in good faith.

         12. TAX WITHHOLDING. Any grant of an option hereunder shall provide as determined by the Administrator for appropriate arrangements for the satisfaction by the Company and the Optionee of all federal, state, local or other income excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of the Common Shares thereby acquired and all such additional taxes or amounts as determined by the Administrator in its discretion, including, without limitation, the right of the Company or any subsidiary thereof to receive transfers of Common Shares or other property from the Optionee or to deduct or withhold in the form of Common Shares from any transfer to an Optionee, in such amount or amounts deemed required or appropriate by the Administrator in its sole and absolute discretion.

         13. IMPLIED CONSENT. Every Optionee, by the acceptance of an option under this Plan shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

         14. NO EFFECT ON EMPLOYMENT STATUS. The fact that an employee or any other person has been granted an option under this Plan shall not limit or otherwise qualify the right of the Company to terminate his employment at any time.

         15. DELAWARE LAW TO GOVERN. This Plan shall be construed and administered in accordance with and governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this 1999 Stock Option Plan to be executed by its duly authorized officer as of this ___ day of _______________, 1999.

                                                 CYTATION.COM INCORPORATED


                                                 By:____________________________

                                                 Title: ________________________

PROXY                       CYTATION.COM INCORPORATED                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Cytation.Com Incorporated, Inc. hereby appoints Richard A. Fisher and Kevin J. High and each or either of them, proxies (with power of substitution to each and to each substitute appointed pursuant to such power) of the undersigned to vote all shares of stock of the Corporation held by the undersigned or which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Corporation to be held November 11, 1999, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below upon the matters set forth herein and more fully described in the Notice for said Meeting and in their discretion upon all other matters which may properly come before said Meeting. The undersigned hereby revokes all proxies, if any, hitherto given by him to others for said Meeting.

         IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED HEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BELOW BY THE STOCKHOLDER WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED UPON SUCH MATTER IN ACCORDANCE WITH THE SPECIFICATION SO MADE. IN THE ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH MATTER LISTED BELOW.

--------------------------------------------------------------------------------
A [X] Please mark your votes as in this example

                                                          With-  For All
                                                          For    hold     Except
  Item 1 To elect the following nominees as directors of
         the Corporation:                                 [ ]     [ ]       [ ]

                  Richard A. Fisher
                  Kevin J. High
                  Jai N. Gupta
                  Mark Rogers

         NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

                                                           For  Against  Abstain
  Item 2 To adopt a 1999 Stock Option Plan.                [ ]    [ ]      [ ]


  Item 3 To approve the proposed "Plan of Reincorporation" [ ]    [ ]      [ ]


  Item 4 To transact such further business as may          [ ]    [ ]      [ ]
         properly come before the Meeting, or any adjournment or adjournments thereof.

                      Check here if you plan to attend the Annual Meeting  [ ]


SIGNATURE(S)______________________DATE________1999 _____________________________
DATE __________ 1999                               IF HELD JOINTLY

NOTE: Please date, sign exactly as name appears hereon and return promptly. If the shares are registered in the names of two or more persons, both should sign. Executors, administrators, trustees, guardian, attorneys and corporate officers should add their titles.

PROXY                      CYTATION.COM INCORPORATED                       PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Cytation.Com Incorporated, Inc. hereby appoints Richard A. Fisher and Kevin J. High and each or either of them, proxies (with power of substitution to each and to each substitute appointed pursuant to such power) of the undersigned to vote all shares of stock of the Corporation held by the undersigned or which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held November 11, 1999, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below upon the matters set forth herein and more fully described in the Notice for said Meeting and in their discretion upon all other matters which may properly come before said Meeting. The undersigned hereby revokes all proxies, if any, hitherto given by him to others for said Meeting.

         IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED HEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BELOW BY THE STOCKHOLDER WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED UPON SUCH MATTER IN ACCORDANCE WITH THE SPECIFICATION SO MADE. IN THE ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH MATTER LISTED BELOW.
--------------------------------------------------------------------------------
A [X] Please mark your votes as in this example

                                                           For  Against  Abstain

  Item 3 To approve the proposed "Plan of Reincorporation" [ ]    [ ]      [ ]

             Check here if you plan to attend the Annual Meeting  [ ]


SIGNATURE(S) _____________________________ DATE __________ 1999

             _____________________________ DATE __________ 1999  IF HELD JOINTLY


NOTE: Please date, sign exactly as name appears hereon and return promptly. If the shares are registered in the names of two or more persons, both should sign. Executors, administrators, trustees, guardian, attorneys and corporate officers should add their titles.

                           [CYTATION.COM LETTERHEAD]




Richard A. Fisher
Chairman of the Board of Directors



November 1, 1999



Dear Shareholder:

Cytation.com emerged from its fiscal year ended June 30, 1999 a very different company than when the year began. We changed our name, merged into a SEC reporting company, commenced the active trading of our securities, secured a $3 million investment from The Provident Companies, and agreed to acquire ECI, Inc., the leading provider of electronic college applications and related services. In the first four months of this year, we closed ECI, received a $4 million equity investment from PNC Bank Corp., and entered into agreements to acquire Student Success, Inc., the leading provider of on-site college preparation seminars to hundreds of thousands of high school seniors, and the Online Scouting Network, a leading online high school athlete recruiting company.

We have decided to focus our business exclusively on providing high value added services to college bound students. With our many partners and affiliates such as PNC and The College Board, we provide these students and their families a complete solution to the challenges of the college admissions process. You will note in the enclosed Proxy Statement that we propose to change our name to CollegeLink.com Incorporated to reflect more clearly what business we are in and our dedication to serving this market.

We have built an enviable management team headed up by Kevin High and Tom Burgess. We expect that five key executives will join us from Student Success and Online Scouting Network, and we have been fortunate to retain the services of Nancy Gleason and Bill Fink through our transition.

These are exciting times for Internet industry participants, and we have an exciting range of innovative online and supporting services to offer and a plan to bring them to market. We look forward to reporting our progress to you at our Annual Meeting.

Sincerely,

/s/ Richard Fisher



       809 Aquidneck Avenue, Middletown, RI 02842       www.cytation.com
             1-800-275-5895/(401)845-8800       Fax: (401)845-8816